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                                ELLIS BUILDING
                               SARASOTA, FLORIDA

                          REAL ESTATE SALE AGREEMENT
                          --------------------------


     THIS REAL ESTATE SALE AGREEMENT (this "Agreement") is made as of the ____ day of June, 1998, by and between 1605 MAIN STREET ASSOCIATES, a Florida joint venture ("Seller"), having an office at c/o Equity Office Properties Management Corp., Two North Riverside Plaza, Suite 2200, Chicago, Illinois 60606, and TRICONY FLORIDA CORPORATION, a Florida corporation ("Purchaser"), having an office at 313 1/2 Worth Avenue, Suite 1-B, Palm Beach, Florida 33480.

                                   RECITALS
                                   --------

     A. Seller is the owner of that certain parcel of real estate (the "Fee Parcel") in the City of Sarasota, County of Sarasota, State of Florida, which parcel is more particularly described in attached EXHIBIT A-1.

     B. Seller is also the owner of the lessee's interest in and to a leasehold estate in certain real property located in the City of Sarasota, County of Sarasota, State of Florida, which parcel is more particularly described in attached EXHIBIT A-2 (the "Leasehold Parcel") (the Fee Parcel and the Leasehold Parcel are sometimes hereinafter collectively referred to as the "Real Property") pursuant to the provisions of that certain Lease Agreement, originally by and between Sam Fleischer, Esther L. Fleischer, Bate Braly, Janet
R. Braly, Robert L. Garrison and Gertrude L. Garrison, collectively being the "Lessors" therein, and Sarasota Bank and Trust Company, as "Lessee" therein, dated August 15, 1955, and recorded in Official Records Book 317, at Page 319, of the Public Records of Sarasota County, Florida (the "Original Lease Agreement"), as amended by that certain Modification of Lease, originally by and between Sarasota Bank & Trust Company, as Executor of the Estate of Sam Fleischer, Esther L. Fleischer, Bate Braly, Janet R. Braly, Robert L. Garrison, and Gertrude L. Garrison, collectively being the "Lessors" therein, and Sarasota Bank & Trust Company, as "Lessee" therein, dated January 1, 1968, and recorded in Official Records Book 744, at Page 843, of the Public Records of Sarasota County, Florida (the Original Lease Agreement, as modified by such Modification to Lease, is hereinafter referred to as the "Ground Lease").

     C. Certain improvements have been erected on the Real Property, including the office building commonly known as "Ellis Building" located at 1605 Main Street, Sarasota, Florida.

     D. Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, the "Property" (as such term is hereinafter defined), each in accordance with and subject to the terms and conditions set forth in this Agreement.

     THEREFORE, in consideration of the above Recitals, the mutual covenants and agreements herein set forth and the benefits to be derived therefrom, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller agree as follows:

     1. PURCHASE AND SALE. Subject to and in accordance with the terms and conditions set forth in this Agreement, (a) Seller shall assign to Purchaser, and Purchaser shall assume, Seller's leasehold interest under the Ground Lease in and to the Leasehold Parcel, and (b) Purchaser shall purchase from Seller and Seller shall sell to Purchaser, the Fee Parcel, together with: (i) all buildings and improvements on the Real Property and owned by Seller and any and all of Seller's rights, easements, licenses and privileges presently thereon or appertaining thereto; (ii) Seller's right, title and interest in and
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to all agreements of lease other than the Ground Lease which affect the Property or any part thereof (individually, a "Lease", and collectively, the "Leases");
(iii) the interest of Seller in all of the security deposits paid by tenants under the Leases that are listed on EXHIBIT Q attached hereto and which are not applied by Seller with the consent of Purchaser (such consent not to be unreasonably withheld or delayed) in accordance with the terms of the Leases and/or applicable law between the date of this Agreement and Closing (the "Security Deposits"); (iv) all of the furniture, furnishings, fixtures, equipment, maintenance vehicles, tools and other tangible personalty owned by Seller, located on the Property and used in connection therewith that are listed on EXHIBIT K attached hereto (the "Personal Property"); (v) all right, title and interest of Seller under any and all of the maintenance, service, advertising, equipment rental, license agreements and other like contracts and agreements with respect to the ownership and operation of the Property that are listed on EXHIBIT C attached hereto (the "Service Contracts"); and (vi) if and to the extent transferable, all of Seller's right, title and interest in and to any existing intangible property pertaining to the Property, but specifically excluding any intangible property pertaining in any way to the rights associated with the name "Equity" or the name of any entity containing the word "Equity" as a part thereof; all to the extent applicable to the period from and after the "Closing" (as such term is hereinafter defined) (items (i) through (vi) above, together with the Fee Parcel and Seller's leasehold interest under the Ground Lease in and to the Leasehold Parcel, are collectively referred to in this Agreement as the "Property"). All of the foregoing expressly excludes: (A) all property owned by tenants or other users or occupants of the Property except to the extent that any Security Deposits are deemed to be "owned" by a tenant under applicable law; (B) all rights with respect to any refund of taxes attributable to the Property with respect to any period prior to the "Closing" (as hereinafter defined); (C) all computers and computer-related equipment in the management office of the Property; and (D) the right of reversion of the "Lessors" under the Ground Lease in and to the improvements located on the Leasehold Parcel.

     2. PURCHASE PRICE. The purchase price to be paid by Purchaser to Seller for the Property is Thirteen Million Eight Hundred Seventy-Five Thousand Dollars ($13,875,000.00) (the "Purchase Price"). The Purchase Price shall be paid as follows:

          A.  Earnest Money.
              -------------

               (i) Prior to the date of this Agreement, Purchaser and Seller entered into that certain letter of intent (the "Letter of Intent") effective April 27, 1998. Purchaser, pursuant to the Letter of Intent, deposited earnest money (the "Initial Earnest Money") in the sum of Two Hundred Fifty Thousand Dollars ($250,000.00) with Purchaser's counsel, Broad and Cassel (the "Initial Escrowee"). Upon execution of this Agreement by both Purchaser and Seller, this Section 2(A)(i) shall serve as written notice to Initial Escrowee by Seller and Purchaser to deposit the Initial Earnest Money with the Tampa, Florida office of Rudnick & Wolfe ("Escrowee") at the following address: Rudnick & Wolfe, 101 East Kennedy Boulevard, Suite 2000, Tampa, Florida 33602, Attention: John
                    T. Diamandis, Esq. Upon execution of this Agreement by both Purchaser and Seller, Seller shall deposit an additional Two Hundred Fifty Thousand Dollars ($250,000.00) (the "Additional Earnest Money") (the Initial Earnest Money and the Additional Earnest Money, together with any interest accrued thereon, and net of any investment costs, are hereinafter collectively referred to as the "Earnest Money") with Escrowee. To instruct Escrowee as to the retention, investment and disposition of the Earnest Money, Escrowee, Seller and Purchaser shall, concurrently with the execution of this Agreement, execute a joint order

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                    escrow agreement (the "Joint Order Escrow Agreement") in the form of EXHIBIT D attached hereto. Any and all interest earned on the Earnest Money shall be reported to Purchaser's federal tax identification number.

               (ii) If the transaction closes in accordance with the terms of this Agreement, at Closing, the Earnest Money shall be delivered by Escrowee to Seller as part payment of the Purchase Price. If the transaction fails to close due to a default on the part of Purchaser, the Earnest Money shall be delivered by Escrowee to Seller as liquidated and agreed upon damages in accordance with Section 7(B) below. If the transaction fails to close due to a default on the part of Seller, the Earnest Money shall be delivered by Escrowee to Purchaser, and Purchaser shall have the remedy provided for in Section 7(A) below.

          B. Cash at Closing. At Closing, Purchaser shall pay to Seller, by wire transferred current federal funds, an amount equal to the Purchase Price, minus the sum of the Earnest Money which Seller receives at Closing from the Escrowee, and plus or minus, as the case may require, the closing prorations and adjustments to be made pursuant to Section 4(C) below.

     3.  EVIDENCE OF TITLE
         -----------------

          A. Title Commitment. Seller has, prior to the date of this Agreement, obtained and caused to be delivered to Purchaser: (i) title commitment number 509826000MT, bearing an effective date of May 4, 1998 (the "Title Commitment"), in the amount of the Purchase Price, issued by Rudnick & Wolfe, as agent for Chicago Title Insurance Company (the "Title Insurer"), and (ii) copies of all documents set forth in Schedule B-Section 2 of the Title Commitment. At Closing, the Title Insurer shall deliver to Purchaser a marked-up title commitment dated as of the "Closing Date" (defined below) from the Title Insurer in the amount of the Purchase Price reflecting the conveyance of the Property to Purchaser, subject only to those exceptions to title which (a) are more fully described on attached EXHIBIT B, (b) are disclosed in Schedule B of the Title Commitment, (c) are disclosed by the Existing Survey (hereinafter defined), and (d) become Permitted Exceptions pursuant to this Section 3 (collectively, the "Permitted Exceptions").

          B. Survey. Seller has, prior to the date of this Agreement, delivered to Purchaser an existing survey of the Real Property prepared by Smally, Wellford & Nalven, Inc. dated April 8, 1995 and last revised on March 4, 1986 (the "Existing Survey"). Purchaser shall, within one (1) day after the date of this Agreement, order a survey of the Real Property (the "Survey"). Upon Purchaser's receipt of the Survey, Purchaser shall promptly deliver a copy of the Survey to Seller and the Title Insurer.

          C. Review of Title Commitment and Survey. Purchaser acknowledges that it has, prior to the date of this Agreement, had an opportunity to review the Title Commitment, the underlying documents disclosed thereby and the Existing Survey. If the Survey discloses exceptions to title other than the Permitted Exceptions, then Purchaser shall have until 5:00 p.m. (Chicago, Illinois time) on the tenth (10th) day after the date of its receipt of the Survey (but in no event later than the twenty-fifth (25th) day after the date of this Agreement) within which to notify Seller of any such exceptions to title to which Purchaser objects. If any additional exceptions to title arise between the date of the Title Commitment, the Survey and the Closing, Purchaser shall have five (5) days after its receipt of notice of same within which to notify Seller of any such exception to title to which Purchaser objects. Any such exceptions to title not

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     objected to by Purchaser as aforesaid shall become Permitted Exceptions. If
     Purchaser objects to any such exceptions to title, Seller shall have until Closing (but in any event at least fifteen [15] days after it receives notice of Purchaser's objection(s)) to remove such exceptions to title, which removal may be accomplished by waiver or endorsement by the Title Insurer. If Seller fails to remove any such exceptions to title as aforesaid, Purchaser may, as its sole and exclusive remedy, terminate this Agreement and obtain a return of the Earnest Money. If Purchaser does not elect to terminate this Agreement, Purchaser shall consummate the Closing and accept title to the Property subject to all such exceptions to title
     (in which event, all such exceptions to title shall be deemed "Permitted Exceptions"). Notwithstanding anything in this Section 3(C) to the contrary, Seller shall be obligated, at Closing, to cause the Title Insurer to remove (by waiver or endorsement) any "Unpermitted Exceptions" (as hereinafter defined) that are not Permitted Exceptions. For purposes of this Agreement, the term "Unpermitted Exceptions" shall be defined to mean mortgages and deeds of trust granted by Seller and mechanic's liens with respect to work contracted for by Seller or its authorized agents, provided that Seller has received written notice of such mechanic's lien prior to Closing and the cost to remove such mechanic's liens as aforesaid does not exceed Ten Thousand Dollars ($10,000.00) in the aggregate.

     4.  CLOSING.
         -------

          A. Closing Date. The "Closing" of the transaction contemplated by this Agreement (that is, the payment of the Purchase Price, the transfer of title to the Property, and the satisfaction of all other terms and conditions of this Agreement) shall occur on the date (the "Closing Date") which is forty-five (45) days after the date of this Agreement, with Escrowee acting as closing escrowee at the Miami, Florida office of counsel for Purchaser, Broad and Cassel, or at such other time and place as Seller and Purchaser shall agree in writing. If the Closing Date above provided for falls on a Saturday, Sunday or legal holiday, then the Closing Date shall be the next business day.

          B.  Closing Documents.
              -----------------

               (i) Seller. At Closing, Seller shall deliver to Purchaser the following:

                    (a) a special warranty deed (the "Deed") conveying the Fee Parcel, subject to those Permitted Exceptions affecting the Fee Parcel and in form attached hereto as Exhibit R;

                    (b) a bill of sale (the "Bill of Sale") in the form attached hereto as EXHIBIT J;

                    (c) a letter advising tenants under the Leases of the change in ownership of the Property in the form of EXHIBIT L attached hereto;

                    (d) a letter advising vendors/licensees under the Service Contracts of the change in ownership of the Property in the form of EXHIBIT M attached hereto;

                    (e) four (4) counterparts of an assignment and assumption of the Leases and Security Deposits in the form of EXHIBIT E attached hereto (the "Lease Assignment"), executed by Seller;

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                    (f)  four (4) counterparts of an assignment and assumption of the Service Contracts in the form of EXHIBIT F attached hereto (the "Service Contract Assignment"), executed by Seller;

                    (g) an affidavit stating, under penalty of perjury, Seller's U.S. taxpayer identification number and that Seller is not a foreign person within the meaning of
                         Section 1445 of the Internal Revenue Code;

                    (h) four (4) counterparts of a closing statement (the "Closing Statement") to be executed by Seller and Purchaser, containing the "Closing Delinquency Schedule" (as defined below) and setting forth the prorations and adjustments to the Purchase Price as required by Section 4(C) below, executed by Seller (Seller shall deliver a preliminary draft of a closing statement to Purchaser three days prior to the Closing
                         Date);

                    (i) all executed "Estoppel Certificates" (as hereinafter defined) received by Seller as of the Closing Date;

                    (j) any "Seller Estoppel Certificates" (defined below) to be delivered by Seller pursuant to Section 9 below;

                    (k) copies of those Leases for which either (1) Estoppel Certificates were not received by Seller or Purchaser prior to the Closing Date, or (2) Seller Estoppels were not delivered by Seller at Closing, certified by Seller to be true and correct (Purchaser hereby acknowledging that, as more particularly provided in Section 9(E) below, Seller's liability under such certifications shall terminate on a date no later than the one hundred eightieth (180th) day after the Closing Date);

                    (l) four (4) counterparts of a letter with respect to Seller's delivery of information required under 29 C.F.R. (S)1910.1001(j)(2)(ii) and 29 C.F.R.
                         (S)1926.1101(n)(6) (the "OSHA Letter") in the form of EXHIBIT O attached hereto, executed by Seller;

                    (m) one (1) counterpart of a recordable assignment and assumption of Seller's leasehold interest under the Ground Lease in the form of EXHIBIT V attached hereto (the "Ground Lease Assignment"), executed by Seller; and

                    (n) an update of the rent roll in the form of the rent roll attached hereto as EXHIBIT N (as updated, the "Updated Rent Roll") dated as of the Closing Date, certified by Seller to be, to the Actual Knowledge of Seller (as defined in Section 10(B) below), true and correct (Purchaser hereby acknowledging that: (1) Seller shall have no liability with respect to the information set forth in such Updated Rent Roll to the extent that such information is set forth in an Estoppel Certificate received by Purchaser, and (2) as more particularly provided in Section 10(C) below, Seller's

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                         liability under such certification shall terminate on a
                         date no later than the one hundred eightieth day after the Closing Date).

               (ii) Purchaser.  Purchaser shall deliver or cause to be delivered to Seller at Closing:

                    (a)  the funds required pursuant to Section 2(B) above;

                    (b) four (4) counterparts of the Lease Assignment, executed by Purchaser;

                    (c) four (4) counterparts of the Service Contract Assignment, executed by Purchaser;

                    (d) four (4) counterparts of the Closing Statement, executed by Purchaser;

                    (e) copies of any executed Estoppel Certificates received by Purchaser from tenants as of the Closing Date, if any;

                    (f) four (4) counterparts of the OSHA Letter, executed by Purchaser; and

                    (g) one (1) counterpart of the Ground Lease Assignment, executed by Purchaser.

          C.  Closing Prorations and Adjustments.
              ----------------------------------

               (i) The following items are to be prorated or adjusted (as appropriate) as of the Closing Date, it being understood that for purposes of prorations and adjustments, Seller shall be deemed the owner of the Property on the day prior to the Closing Date and Purchaser shall be deemed the owner of the Property on the Closing Date:

                    (a) real estate and personal property taxes and assessments (initially on the basis of the most recent ascertainable tax bill if the current bill or evidence sufficient to calculate the amount of the taxes for the period through Closing is not then available and, in all events, subject to reproration as described in
                         Section 4(C)(iv) below);

                    (b) the "minimum" or "base" rent payable by tenants under the Leases ("Base Rent"); provided, however, that rent and all other sums which are due and payable to Seller by any tenant but uncollected as of the Closing shall not be adjusted, but Purchaser shall cause the rent and other sums for the period prior to Closing to be remitted to Seller if, as and when collected. At Closing, Seller shall deliver to Purchaser a schedule (the "Closing Delinquency Schedule") of all such past due but uncollected rent and other sums owed by tenants (the "Past Due Rents"). Purchaser shall include the amount of the Past Due

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                         Rents in the first bills thereafter submitted to the
                         tenants in question after the Closing and shall promptly provide Seller with copies of such bills upon issuance, and shall continue to do so for six (6) months thereafter. Purchaser shall promptly (that is, no less than once per month) remit to Seller any such Past Due Rents paid by tenants set forth on the Closing Delinquency Schedule, but only if a deficiency in the then current rent is not thereby created. To the extent not set forth on the Closing Delinquency Schedule, "Operating Expense Reimbursements" (as hereinafter defined) shall be prorated in accordance with this
                         Section 4(C)(i)(b) and Sections 4(C)(ii), 4(C)(iii) and 4(C)(iv) below. Overage rent (if any), percentage rent (if any) and reimbursement of real estate taxes payable, common area maintenance, utility charges, water and sewer charges, insurance and all other charges to or contributions by tenants under the Leases other than Base Rent (such costs and expenses being collectively referred to herein as the "Operating Expenses", and the amounts reimbursable by tenants under the Leases with respect to such Operating Expenses being referred to herein as the "Operating Expense Reimbursements") shall be prorated as follows: the amount of any Base Rent and Operating Expense Reimbursements to be paid by any tenant shall be paid in accordance with such tenant's Lease as now existing (Purchaser hereby covenanting and agreeing not to modify the Leases after Closing to change the date and/or method for payment of such amounts with respect to the period prior to Closing until after the occurrence of the reprorations described in Sections 4(C)(iii) and 4(C)(iv) below) and Purchaser shall, after Closing, promptly pay to Seller a prorata portion of such Operating Expense Reimbursements, based upon apportionment being made as of the Closing Date, promptly after the date when such Operating Expense Reimbursements are received from the tenant;

                    (c) with respect to tenant improvement costs and/or allowances or leasing or brokerage commissions relating to (1) the "New Leases" (as hereinafter defined) set forth on EXHIBIT S attached hereto, and (2) any other New Leases executed during the period between April 27, 1998 and Closing with the consent of Purchaser granted (or deemed to be granted) in accordance with Section 11(L)(1) below, Seller and Purchaser agree that such costs, allowances and commissions shall be prorated over the initial term of any such New Lease with Seller being responsible for a portion of such costs, allowances and commissions based on the ratio of Base Rent payments received by Seller through the Closing Date to the total Base Rent payable over the initial term of the particular New Lease and, in the event that Seller has paid such costs, allowances and/or commissions prior to Closing, Purchaser shall reimburse Seller at Closing for the amount of any such costs, allowances and/or commissions paid by Seller, based on the above-described proration;

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

                    (d) the amount of the Security Deposits held in cash, with Purchaser receiving a credit at Closing against the Purchase Price in the amount of such Security Deposits held in cash by Seller as of the Closing Date (and Seller shall, at no cost, expense or liability to Seller, transfer to Purchaser at Closing, to the extent transferable, any Security Deposit held by Seller as of the Closing Date in the form of a letter of credit);

                    (e) water, sewer, electric, telephone and all other utility and fuel charges, fees and use charges, fuel on hand (at cost plus sales tax), and any deposits with utility companies (to the extent possible, utility prorations will be handled by meter readings on the Closing Date);

                    (f)  amounts due and prepayments under the Service
                         Contracts;

                    (g)  assignable license and permit fees;

                    (h) rental and other amounts paid or payable under the Ground Lease; and

                    (i) other similar items of income and expenses of operation.

               (ii) Notwithstanding any other provision of this Section 4(C) but subject to Sections 4(C)(iii) and 4(C)(iv) below, Seller shall, upon Closing, be entitled to retain Operating Expense Reimbursements paid by tenants under the Leases as of the Closing.

               (iii) As soon as practical after Closing, but in no event later than April 30, 1999, Seller and Purchaser shall, with respect to any such amounts prorated or adjusted at Closing pursuant to Section 4(C)(i) above based on estimates or formulae, as applicable (other than real estate and personal property taxes and assessments, which shall be reprorated in accordance with Section 4(C)(iv) below), jointly determine and reapportion such amounts in accordance with Section 4(C)(i) above upon determination of the actual costs or expenses with respect thereto. In the event that the amount credited to Purchaser by Seller at Closing exceeds the amount of the credit that Purchaser should have received had such actual amounts been available at Closing, Purchaser shall promptly remit such excess amount to Seller. In the event that the amount of Operating Expense Reimbursements retained by Seller at Closing is less than the amount of Operating Expense Reimbursements to which Seller is entitled after calculation of actual Operating Expenses under this
                      Section 4(C), Purchaser shall (x) to the extent such amounts have already been collected by Purchaser from the tenants, promptly remit such amounts to Seller, and (y) to the extent such amounts have not yet been collected from tenants, Purchaser shall promptly bill the tenants for such amounts, promptly provide Seller with copies of such bills upon issuance, diligently pursue collection thereof and, promptly upon receipt thereof, pay such amounts to Seller. In the event that: (1) the amount credited to Seller by Purchaser at Closing exceeds the amount of the credit that

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

                      Seller should have received at Closing had the actual amount of such Operating Expenses been available at Closing; and/or (2) the amount of the Operating Expense Reimbursements retained by Seller at Closing with respect to such actual amount Operating Expenses exceeds the amount of the Operating Expense Reimbursements that Seller should have retained at Closing had such actual amounts been available at Closing and a portion of such excess amounts are refundable to tenants under any of the Leases, Seller shall, at its option, either: (A) promptly remit such excess amounts to the particular tenants entitled to refund of such amounts, or (B) remit such excess amounts to Purchaser and Purchaser shall be thereafter obligated to promptly remit such portion to the particular tenants in question (and Purchaser shall indemnify, defend and hold Seller, its beneficiaries, their partners, and their respective directors, officers, employees and agents, and each of them, harmless from and against any losses, claims, damages and liabilities [including, without limitation, reasonable attorneys' fees and expenses incurred in connection therewith] arising out of or resulting from Purchaser's failure to remit such amounts to the tenants in accordance with this Section 4(C)(iii) and Section 4(C)(iv) below). In addition, in the event that any of the Leases require that the tenants thereunder receive a reconciliation (and bill, in the event that tenant owes additional amounts under their Lease) with respect to Operating Expense Reimbursements prior to May 1, 1999, then Seller shall, not less than twenty (20) days prior to the date that such reconciliation (and bill, if applicable) is to be delivered to the tenant under the terms of the applicable Lease, provide Purchaser with the necessary information to provide reconciliations (and bills, if applicable) to such tenants with respect to the period prior to Closing. Seller shall only be obligated to provide such information with respect to those Leases set forth in a written instrument received from Purchaser within five (5) days from the date of this Agreement and only if such leases require that such reconciliations be provided prior to May 1, 1999.

               (iv) Purchaser and Seller hereby agree to reprorate real estate and personal property taxes (which were approximated at Closing pursuant to Section 4(C)(i)(a) above based on the most recent ascertainable tax bills) and the Operating Expense Reimbursements received from tenants with respect to such taxes upon issuance of the final real estate and personal property tax bills for the tax year(s) in which the Closing occurs. If, after such reproration, the amount credited to Purchaser by Seller at Closing exceeds the amount of the credit that Purchaser should have received had such actual amounts been available at Closing, Purchaser shall promptly remit such excess amount to Seller. If, after such reproration: (y) the amount credited to Seller by Purchaser at Closing with respect to such taxes exceeds the amount of the credit that Seller should have received at Closing had such actual amounts been available at Closing; and/or (z) the amount of the Operating Expense Reimbursements retained by Seller at Closing with respect to such taxes exceed the amount of the Operating Expense Reimbursements that Seller should have retained at Closing with respect to such taxes had the actual amount of such taxes been available at Closing, then: (I) Seller shall promptly remit the portion of such excess amounts that are attributable to real estate taxes paid by

                      Purchaser that are not reimbursable to Purchaser by tenants under the Leases, and (II) if any portion of such excess amounts are refundable to tenants under any of the Leases, Seller shall, at its option, either: (a) promptly remit such excess amounts to the particular tenants entitled to refund of such amounts, or (b) remit such excess amounts to Purchaser and Purchaser shall be thereafter obligated to promptly remit such portion to the particular tenants entitled thereto. Notwithstanding anything in this Section 4(C)(iv) to the contrary, in the event Purchaser, subsequent to Closing, commences a real estate tax appeal for the tax year(s) attributable to the year of Closing and such appeal results in a reduction in the amount of real estate taxes payable for such tax year(s), then upon the final ascertainment of such reduction, Purchaser and Seller shall reprorate such real estate taxes to account for such reduction in the manner provided above in this Section 4(C)(iv); provided, however, that nothing in this Section 4(C)(iv) shall obligate Purchaser or Seller to commence any such appeal.

               (v) If Seller has not received all Past Due Rents or other amounts owed to it by tenants within sixty (60) days after the Closing Date, Seller at its sole cost and expense, shall be entitled at any time within the twelve (12) month period after such sixty (60) day period (with respect to Past Due Rents) or within the twelve (12) month period after such other amounts are due (with respect to amounts other than Past Due Rents), to commence such actions or proceedings not affecting possession or enforcing landlord's liens or resulting in termination of the Lease in question as Seller shall desire to collect any such Past Due Rents or other amounts, and Purchaser shall cooperate with Seller in any such action.

               (vi) For purposes of this Section 4(C), the amount of any expense credited by one party to the other shall be deemed an expense paid by that party. The terms and provisions of this Section 4(C) shall survive Closing and the delivery of the Deed.

          D. Transaction Costs. Whether or not the Closing occurs: (A) Seller shall be responsible for and pay (i) the minimum rate promulgated by the State of Florida for the owner's title insurance policy (the "Base Premium") to be issued to Purchaser at Closing in accordance with the provisions of the marked-up title commitment described in Section 3(A) above, (ii) the Florida documentary stamps (the "Transfer Taxes") owed in connection with the Deed (and Seller and Purchaser shall timely execute and deliver such forms and returns as are necessary in connection therewith),
     (iii) one-half of Escrowee's standard escrow fees (the "Escrow Fees"), if any, (iv) all recording charges for recording any releases or reconveyances of Seller's existing mortgage financing, and (v) the fees and costs of its attorneys and advisors; and (B) Purchaser shall be responsible for and pay
     (i) any premiums, cost and other expenses charged by the Title Insurer in connection with the issuance at Closing of an owner's title insurance policy (including any and all endorsements) over and above the Base Premium to be paid by Seller under sub-clause (A)(i) of this Section 4(D), (ii) the cost of the Survey, (iii) one-half of the Escrow Fees, if any, (iv) all recording charges other than charges for recording any releases or reconveyances of Seller's existing mortgage financing, and (v) the fees and costs of its attorneys and advisors.

          E. Possession. Upon Closing, Seller shall deliver to Purchaser possession of the Property, subject to such matters as are permitted by or pursuant to this Agreement.

     5. CASUALTY LOSS AND CONDEMNATION. If, prior to Closing, the Property or any part thereof shall be taken or condemned, a suit filed to take or condemn all or a portion of the Property, or the Property or any portion thereof is destroyed or damaged by fire or other casualty, Seller shall promptly so notify Purchaser. In such event, provided that either: (i) the reasonable cost to restore the Property due to such damage or destruction is greater than One Million and No/100 Dollars ($1,000,000.00) (a "Material Casualty"), or (ii) any material portion of the building located on the Property is designated to be or is taken or condemned (a "Material Condemnation"), then Purchaser shall have the option to terminate this Agreement by delivery of its written termination notice to Seller within fifteen (15) days after Seller's delivery to Purchaser of its notice of a Material Condemnation or the occurrence of a Material Casualty. If
(a) the aforementioned casualty is not a Material Casualty, (b) the aforementioned taking or condemnation is not a Material Condemnation, or (c) Purchaser does not elect to terminate this Agreement pursuant to the provisions of the preceding sentence (time being of the essence with respect to any such election), then Seller and Purchaser shall consummate the transaction contemplated by this Agreement without abatement of the Purchase Price (except that Purchaser shall receive a credit against the Purchase Price in an amount equal to any deductible amount under Seller's casualty insurance payable with respect to the Property) and Purchaser shall be entitled to approve the terms of any casualty insurance settlement, such approval not to be unreasonably withheld or delayed, and to receive at Closing the taking, condemnation or casualty insurance proceeds (or an assignment of the right to such proceeds) (less any amounts applied against costs incurred or income lost by Seller as a result of such occurrence) and Seller shall, at Closing, execute and deliver to Purchaser all customary proofs of loss, assignments of claims and other similar items. If Purchaser elects to terminate this Agreement pursuant to the provisions of this
Section 5 and Purchaser is not in default under this Agreement, the Earnest Money shall be returned to Purchaser by the Escrowee, in which event this Agreement shall, without further action of the parties, become null and void and neither party shall have any further rights or obligations under this Agreement; provided, however, that the foregoing shall not limit Seller's recourse against Purchaser under Sections 6 and 11(G) below and under the "Confidentiality Agreement" (as hereinafter defined).

     6. BROKERAGE. Seller, pursuant to a separate written agreement (the "Broker Agreement"), is obligated to pay upon Closing (but not otherwise) a brokerage commission to Cushman & Wakefield of Florida, Inc. ("Broker") for services rendered in connection with the sale and purchase of the Property. Seller shall indemnify and hold Purchaser harmless from and against any and all claims of Broker related to Seller's agreement under the Broker Agreement to pay Broker a commission in connection with the purchase and sale of the Property, including, without limitation, reasonable attorneys' fees and expenses incurred by Purchaser in connection with such claim. Purchaser represents and warrants to Seller that Purchaser does not have any agreement with any broker or finder in connection with the Property. Seller and Purchaser shall each indemnify and hold the other harmless from and against any and all claims of all brokers and finders (other than a claim by Broker against Seller of the type described in the preceding sentence, which claim Seller shall be obligated to indemnify Purchaser against in accordance with the preceding sentence) claiming by, through or under the indemnifying party and in any way related to the sale and purchase of the Property, this Agreement or otherwise, including, without limitation, reasonable attorneys' fees and expenses incurred by the indemnified party in connection with such claim.

     7.  DEFAULT AND REMEDIES.

          A. Notwithstanding anything to the contrary contained in this Agreement, if (i) Seller fails to perform in accordance with the terms of this Agreement, (ii) Purchaser is not otherwise in default hereunder, and (iii) the Closing does not occur, then, as Purchaser's sole and exclusive remedy hereunder and at Purchaser's option, either (x) the Earnest Money shall be returned to Purchaser, in which event this Agreement shall be null and void, and neither party shall have any rights or obligations under this Agreement, or (y) upon notice to Seller not less than ten (10) days after Purchaser becomes aware of such failure, and provided an action is filed within thirty (30) days thereafter, Purchaser may seek specific performance of this Agreement, but not damages. Purchaser's failure to seek specific performance as aforesaid shall constitute its election to proceed under clause (x) above.

          B. If Purchaser fails to perform in accordance with the terms of this Agreement, the Earnest Money may be retained by Seller as liquidated and agreed upon damages and as Seller's sole and exclusive remedy with respect thereto; provided, however, that the foregoing shall not limit Seller's recourse against Purchaser under Section 6 above, Section 11(G) below and under the Confidentiality Agreement. PURCHASER AND SELLER ACKNOWLEDGE AND AGREE THAT (1) THE EARNEST MONEY IS A REASONABLE ESTIMATE OF AND BEARS A REASONABLE RELATIONSHIP TO THE DAMAGES THAT WOULD BE SUFFERED AND COSTS INCURRED BY SELLER AS A RESULT OF HAVING WITHDRAWN THE PROPERTY FROM SALE AND THE FAILURE OF CLOSING TO OCCUR DUE TO A DEFAULT OF PURCHASER UNDER THIS AGREEMENT; (2) THE ACTUAL DAMAGES SUFFERED AND COSTS INCURRED BY SELLER AS A RESULT OF SUCH WITHDRAWAL AND FAILURE TO CLOSE DUE TO A DEFAULT OF PURCHASER UNDER THIS AGREEMENT WOULD BE EXTREMELY DIFFICULT AND IMPRACTICAL TO DETERMINE; (3) PURCHASER SEEKS TO LIMIT ITS LIABILITY UNDER THIS AGREEMENT TO THE AMOUNT OF THE EARNEST MONEY IN THE EVENT THIS AGREEMENT IS TERMINATED AND THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT DOES NOT CLOSE DUE TO A DEFAULT OF PURCHASER UNDER THIS AGREEMENT; AND (4) THE EARNEST MONEY SHALL BE AND CONSTITUTE VALID LIQUIDATED DAMAGES.


     PURCHASER INITIALS:                                 SELLER INITIALS:


     __________________                                  ___________________


          C. After Closing, Seller and Purchaser shall, subject to the terms and conditions of this Agreement, have such rights and remedies as are available at law or in equity, except that neither Seller nor Purchaser shall be entitled to recover from the other consequential or special damages.

     8.  CONDITIONS PRECEDENT

          A. Subject to Section 11(G) below and the provisions of that certain confidentiality letter agreement dated February 25, 1998 from Cushman & Wakefield of Florida Inc., on behalf of Seller, to Purchaser, as amended by that certain modification letter agreement attached to and made a part of the Letter of Intent (such letter agreement, as so amended, is herein called the "Confidentiality Agreement"), Purchaser acknowledges that it has, prior to the date hereof, had an opportunity to inspect the Property, review the Leases, the Service Contracts, all "Disclosures" (as hereinafter defined) provided by Seller and make such other inquiries and investigations and obtain such reports and analyses (except for a third party Phase I environmental report and structural engineering report (collectively, the "Reports") as provided below) it deemed adequate in connection with its decision to purchase the Property, and, as a result thereof, Purchaser agrees that, except as specifically set forth in this Agreement, it shall purchase the Property in its "AS IS, WHERE IS" condition, subject to ordinary wear and tear and as more particularly provided in Section 11(H) below. Subject to Section 11(G) below and the Confidentiality Agreement, Purchaser shall continue to have reasonable access to the Property in order to have the Reports prepared and to prepare to acquire and take over operation of the Property upon Closing. Notwithstanding anything herein to the contrary, Seller acknowledges that the Reports are for informational purposes only and that any matters disclosed by the Reports or otherwise discovered during Seller's limited inspection of the Property as provided in the preceding sentence shall not be subject to objection by Purchaser or otherwise a condition to Closing or Purchaser's obligations hereunder, unless expressly provided to the contrary elsewhere in this Agreement.

          B.  Ground Lessor Estoppel Certificates.

               1. Seller shall, within five (5) days after the date of this Agreement, send ground lessor estoppel certificates (individually, a "Ground Lessor Estoppel Certificate" and collectively, the "Ground Lessor Estoppel Certificates") to the following representatives of the lessors under the Ground Lease (collectively hereinafter referred to as the "Ground Lessors"): (i) Wayne Derr of NationsBank N.A., who represents (a) NationsBank N.A., as trustee under the Sam Fleischer Trust Agreement dated October 21, 1994, and (b) Mrs. Esther Fleischer Van Tuin, (together the parties identified in clauses (a) and (b) hold a one-third interest as lessor under the Ground Lease), (ii) Ken Henderson, who represents the Garrison Trust (holder of a one-third interest as lessor under the Ground Lease), and (iii) David Band, who represents Ann Meade Braly, both individually and as trustee under the Braly Trust (together, holders of a one-third interest as lessor under the Ground Lease). The Ground Lessor Estoppel Certificates sent to such parties by Seller shall be in the form of EXHIBIT W attached hereto (the "Form Ground Lessor Estoppel Certificate"). It shall be a condition to Seller's obligation to sell the Property pursuant to this Agreement that Seller obtain (and provide copies to Purchaser at Closing) Ground Lessor Estoppel Certificates executed by each of the Ground Lessors.

               2. Seller shall use reasonable efforts prior to Closing to obtain Ground Lessor Estoppel Certificates from all Ground Lessors (it being understood that such efforts shall in no way include Seller incurring any additional liabilities or expending any sum of money [other than fees of its counsel, if any, and the cost of any faxing, postage, messenger services and overnight courier services]). In the event that Seller is unable to obtain the Ground Lessor Estoppel Certificates by the Closing, Seller may either (a) consummate the Closing (and deliver copies of any Ground Lessor Estoppel Certificates to Purchaser at Closing), or (b) terminate this Agreement by giving written notice thereof to Purchaser, at which time this Agreement shall be null and void, the Escrowee shall promptly return the Earnest Money to Purchaser and thereafter neither Seller nor Purchaser shall have any further rights or obligations under this Agreement, provided, however, that the foregoing shall not limit Seller's recourse against Purchaser under Section 6 above and Section 11(G) below and under the Confidentiality Agreement).

     9.  ESTOPPEL CERTIFICATES.

          A. Seller shall, within ten (10) days after the date of this Agreement, send estoppel certificates (individually, an "Estoppel Certificate" and collectively, the "Estoppel Certificates") to each tenant occupying space at the Property as of the date of this Agreement. The Estoppel Certificates sent to tenants by Seller shall be in the form of EXHIBIT G attached hereto (the "Form Tenant Estoppel Certificate").

          B. It shall be a condition precedent to Purchaser's obligation to purchase the Property pursuant to this Agreement that Seller provide to Purchaser, at Closing, Estoppel Certificates, dated as of a date after the date of this Agreement, executed by tenants occupying not less than seventy-five percent (75%) of the net rentable square footage of space at the Property (exclusive of space currently occupied by Seller or "EOPMC" [defined below] as a leasing and management office) as of the Closing Date, specifically including within such seventy-five percent (75%) the "Designated Tenants" (as hereinafter defined) (collectively, the "Required Tenants"). For purposes of this Agreement, the term "Designated Tenants" shall mean the tenants set forth on EXHIBIT T attached hereto and the term "Designated Tenant" shall mean any one of such Designated Tenants. The Estoppel Certificates executed by tenants shall be in substantially the form of the Form Tenant Estoppel Certificate, except that an Estoppel Certificate shall be deemed an acceptable Estoppel Certificate for purposes of this Section 9 if paragraph 14 of the Form Tenant Estoppel Certificate pertaining to Purchaser's first mortgage lender is stricken or deleted and/or if it contains the qualification by the tenant of any statement as being to the best of its knowledge or as being subject to any similar qualification (the aforesaid acceptable Estoppel Certificates to be delivered are collectively referred to as the "Required Estoppel Certificates"). Purchaser acknowledges that, as noted above, the space occupied by Equity Office Properties Management Corp., a Delaware corporation ("EOPMC"), Seller's on-site manager, shall not be included in the seventy-five percent (75%) described above, as EOPMC will vacate the Property, effective as of Closing.

          C. Seller shall use reasonable efforts prior to Closing to obtain Estoppel Certificates from all tenants other than EOPMC (it being understood that such efforts shall in no way include Seller incurring any additional liabilities or expending any sum of money [other than fees of its counsel, if any, and the cost of any faxing, postage, messenger services and overnight courier services]). In the event that Seller is unable to provide the Required Estoppel Certificates to Purchaser at the Closing, Seller shall be obligated to execute and deliver to Purchaser certificates (individually, a "Seller Estoppel Certificate", and, collectively, the "Seller Estoppel Certificates") substantially in the same form as the certificate attached hereto as EXHIBIT U (the "Form Seller Estoppel Certificate") covering the Designated Tenants with respect to whom have not executed and delivered Estoppel Certificates, provided that Purchaser shall not be required to accept such Seller Estoppel Certificate with respect to such Designated Tenants (and, in the event that Purchaser does not accept such Seller Estoppel Certificates, this Agreement shall be null and void, the Escrowee shall promptly return the Earnest Money to Purchaser and thereafter neither Seller nor Purchaser shall have any further rights or obligations under this Agreement, provided, however, that the foregoing shall not limit Seller's recourse against Purchaser under
     Section 6 above and Section 11(G) below and under the Confidentiality Agreement). In the event that Seller is unable to provide Required Estoppel Certificates to Purchaser at Closing with respect to any of the Required Tenants other than the Designated Tenants, Seller shall be obligated to execute and deliver to Purchaser (and Purchaser shall be obligated to accept) Seller Estoppel Certificates covering the particular tenants necessary so that Purchaser shall receive, at Closing, Required Estoppel Certificates and Seller Estoppel Certificates with respect to the Required Tenants, provided that Seller shall have the option to choose the particular tenants with respect to whom Seller Estoppel Certificates shall be delivered. In the event that Seller deliver such Seller Estoppel Certificates, Seller shall be deemed to have represented and warranted to the "Actual Knowledge of Seller" (as hereinafter defined) each item of information contained in any such Seller Estoppel Certificate delivered to Purchaser as to each Lease covered thereby, which representation and warranty as to each such item of information shall survive for a period terminating on the earlier of (i) one hundred eighty
     (180) days from the Closing Date, or (ii) the date on which Purchaser has received an executed Required Estoppel Certificate signed by the tenant under the Lease in question. Notice of any claim as to a breach of any representations or warranties made in a Seller Estoppel Certificate must be made to Seller prior to expiration of the period described in the preceding sentence or it shall be deemed to be a waiver of the right to assert such claim.

          D. Should Seller be required to provide to Purchaser at Closing Seller Estoppel Certificates and/or certified copies of Leases in accordance with Section 4(B)(i)(k) above, Seller may, but shall not be obligated to, provide to Purchaser after Closing additional Estoppel Certificates received by Seller after Closing in substitution of any of the aforesaid Seller Estoppel Certificates and/or certified copies of Leases.

          E. In the event that Seller delivers certified copies of Leases in accordance with Section 4(B)(i)(k) above, Seller's liability under such certifications shall survive for a period terminating on the earlier of (1) one hundred eighty (180) days from the Closing Date, and (2) the date on which an executed Estoppel Certificate signed by the tenant under the Lease in question is received by Purchaser.

          F. If any Estoppel Certificates or Seller Estoppel Certificates contain statements or allegations that a default or potential default exists on the part of Seller under the Lease in question and (i) the existence or the substance of such allegations or statements were contained in any "Disclosures" (as defined in Section 11(H) below) prior to the date of this Agreement, or (ii) prior to the date of this Agreement, Purchaser otherwise obtained actual knowledge of facts revealing the substance of such statements or allegations, or (iii) Seller otherwise disclosed in writing the existence or the substance of such allegations or statements prior to the date of this Agreement, or (iv) Purchaser elects that Closing occur notwithstanding the existence of such default or potential default, then such Estoppel Certificates and Seller Estoppel Certificates shall be deemed acceptable for purposes of this Section 9, notwithstanding the existence of such allegations or statements and Seller shall have no liability to Purchaser hereunder with respect to the existence of such allegations, statements or information. In addition, in the event that such a default by Seller does actually exist, such default is not included within the items set forth in subclauses (i), (ii) or (iii) of the preceding sentence and such default is reasonably susceptible to cure by Seller prior to Closing, Seller shall cure such default.

     10.  SELLER'S REPRESENTATIONS AND WARRANTIES

          A.  Seller represents and warrants to Purchaser the following:

               (i) As of the date of this Agreement, to the "Actual Knowledge of Seller" (as hereinafter defined), except as set forth on EXHIBIT H attached hereto, Seller has received no written notice from any governmental authority of any material violation of any, state or federal law, rule or regulation concerning the Property or any part thereof which has not been cured prior to the date of this Agreement; provided, however, that Seller makes no representation or warranty with respect to (A) the information or matters disclosed in the items set forth in EXHIBIT P attached hereto, and (B) the Property's compliance with the American with Disabilities Act.

               (ii) The list attached hereto as EXHIBIT C lists all of the Service Contracts as of the date of this Agreement, the service provided thereunder, the vendor under each Service Contract and, if such Service Contract is written, the date of such Service Contract.

               (iii) Except as set forth on EXHIBIT I attached hereto, as of the date of this Agreement, Seller has received no written notice of any pending litigation with respect to the Property which would affect the Property after Closing.

               (iv) Prior to the date of this Agreement, Seller has calculated the reconciliation of Operating Expenses and Operating Expense Reimbursements for calendar year 1997 and has billed the tenants for any remaining amounts owed to Seller as a result of such reconciliation. In those instances where a refund is owed to a tenant, Seller has either refunded such amount to the tenant in question, offset such refund against amounts owed to Seller by the tenant or offset such refund against present and/or future amounts of Base Rent or Operating Expense Reimbursements to be paid by the tenant(s).

               (v) To the Actual Knowledge of Seller and with the exception of any leasing commissions owed in connection with the New Leases set forth on EXHIBIT S and any other New Leases executed after the date of this Agreement, there are no leasing commissions due and payable in connection with any of the Leases.

          B. When used in this Agreement, the term "Actual Knowledge of Seller" shall mean and be limited to the actual (and not imputed, implied or constructive) current knowledge of Alissa Schneider, Vice President-Dispositions of Equity Office Properties Trust, a Maryland real estate investment trust, and Mark Scully, Regional Senior Vice President of EOPMC. Notwithstanding anything herein to the contrary, neither Alissa Schneider nor Mark Scully shall have any personal liability or liability whatsoever with respect to any matters set forth in this Agreement or any of Seller's representations and/or warranties herein being or becoming untrue, inaccurate or incomplete in any respect (it being understood that, subject to the provisions of this Agreement, Seller's liability under this Agreement is not limited by the limitation on personal liability of such individuals).

          C. The representations and warranties set forth in this Section 10 and the certifications made pursuant to the Updated Rent Roll shall, subject to Section 9(F) and Section 10(F), be deemed to be remade (or made in the case of the Updated Rent Roll) as of Closing and shall survive the Closing and the delivery of the Deed for a period of one hundred eighty
     (180) days from the Closing Date. Notice of any claim as to a breach of any such representations, warranties or certifications must be made to Seller prior to the expiration of such one hundred eighty (180) day period or it shall be deemed a waiver of the right to assert such claim.

          D. Seller does not represent and warrant that any particular Service Contract will be in force or effect as of the Closing or that tenants under Leases or the parties to the Service Contracts will not be in default under their respective Leases or Service Contracts, and neither the existence of any default by any tenant under its Lease nor the default of any party under any

     Service Contract shall affect the obligations of Purchaser hereunder; provided, however, the foregoing shall not affect the conditions contained in Section 9 above.

          E. As and to the extent that Purchaser or its representatives review any Disclosures prior to the date of this Agreement and such documents or materials contain information inconsistent with or different from the representations and warranties set forth in Section 10(A) above, or prior to the date of this Agreement Purchaser otherwise obtains actual knowledge of facts or Seller otherwise discloses in writing to Purchaser facts that are inconsistent with or different from the representations and warranties made in Section 10(A), then as of the date of this Agreement such representations and warranties shall be deemed modified to conform them to the information set forth in such documents and materials or to such other facts.

          F. As and to the extent that (i) Purchaser obtains actual knowledge of facts, or (ii) any Estoppel Certificates, Seller Estoppel Certificates, Ground Lessor Estoppel Certificates or other documents with respect to Leases, the Ground Lease, matters addressed by Section 10(A) and/or the Updated Rent Roll contain information or facts that are inconsistent with or different from the representations and warranties made in Section 10(A) or the certifications made at Closing in the Updated Rent Roll, are received by Purchaser or received by Seller and delivered to Purchaser prior to the Closing, and Purchaser elects to proceed to Closing and the Closing occurs, then the representations and warranties in Section 10(A) and/or the certifications made at Closing in the Updated Rent Roll shall be deemed to be modified and/or superseded by such certificates or other documents (and, in such event, Seller shall no longer have any liability hereunder with respect to the portion of the representation, warranty or certification superseded herein, as applicable); provided, however, the foregoing shall not affect the conditions contained in Section 9 above.

     11.  MISCELLANEOUS.

          A. All understandings and agreements heretofore had between Seller and Purchaser with respect to the Property are merged in this Agreement, which alone fully and completely expresses the agreement of the parties. Purchaser further acknowledges that, except as expressly provided in this Agreement, neither Seller nor any agent or representative of Seller has made, and Seller is not liable for or bound in any manner by, any express or implied warranties, guaranties, promises, statements, inducements, representations or information pertaining to the Property.

          B. Except for an assignment to a "Permitted Assignee" (as hereinafter defined), neither this Agreement nor any interest hereunder shall be assigned or transferred by Purchaser without the written consent of Seller, which consent may be withheld in the sole and absolute discretion of Seller. For purposes of this Agreement, the term "Permitted Assignee" shall be defined to mean either: (i) a partnership, corporation or limited liability company affiliated with Tricony Florida Corporation or in which Tricony Florida Corporation and/or Edward Torres is a member, partner or shareholder, as applicable, or (ii) a partnership, corporation or limited liability company in which Edward Torres is a controlling shareholder of the entity (in the case of a corporation), of the general partner (in the case of a limited partnership), or of the managing member (in the case of a limited liability company). Upon an assignment to a Permitted Assignee such Permitted Assignee shall execute and deliver an agreement to Seller in which such Permitted Assignee assumes all of the obligations of Purchaser under this Agreement. Upon an assignment of this Agreement to a Permitted
     Assignee: (1) Purchaser shall not be relieved of any subsequently accruing liability under this Agreement, and (2) as used in this Agreement, the "Purchaser" shall be deemed to include such Permitted Assignee. Seller may assign or otherwise transfer its interest under this Agreement. As used in this Agreement, the term "Seller" shall be deemed to include any assignee or other transferee of any Seller. Upon any such transfer by a Seller, such Seller shall be relieved of any subsequently accruing liability under this Agreement. Subject to the foregoing, this Agreement shall inure to the benefit of and shall be binding upon Seller and Purchaser and their respective successors and assigns.

          C. This Agreement shall not be modified or amended except in a written document signed by Seller and Purchaser.

          D.  Time is of the essence of this Agreement.

          E. This Agreement shall be governed and interpreted in accordance with the laws of the State of Florida.

          F. All notices, requests, demands or other communications required or permitted under this Agreement shall be in writing and delivered (i) personally, (ii) by certified mail, return receipt requested, postage prepaid, (iii) by overnight courier (such as Federal Express), or (iv) by facsimile transmission (with a copy sent via (i), (ii) or (iii)), addressed as follows:


               1.   If to Seller:

                    c/o Equity Office Properties Management Corp.
                    Two North Riverside Plaza
                    Suite 2200
                    Chicago, Illinois 60606
                    Telephone: (312) 466-3595
                    Facsimile: (312) 559-5051

                    Attention: Alissa Schneider


                    With a copy to:

                    Rosenberg & Liebentritt, P.C.
                    Suite 1600
                    Two North Riverside Plaza
                    Chicago, Illinois 60606
                    Telephone: (312) 466-3950
                    Facsimile: (312) 454-0335

                    Attention: Mark A. Trager

               2.   If to Purchaser:

                    Tricony Florida Corporation
                    313-1/2 Worth Avenue
                    Suite 1-B
                    Palm Beach, Florida 33480
                    Telephone: (561) 832-7088
                    Facsimile: (561) 832-7551

                    Attention: Edward Torres


                    With a copy to:

                    Broad and Cassel
                    201 South Biscayne Blvd.
                    Miami, Florida 33131
                    Telephone: (305) 373-9420
                    Facsimile: (305) 373-9443

                    Attention: Marwin S. Cassel


     All notices given in accordance with the terms hereof shall be deemed received (1) when delivered, if personally delivered, (2) forty-eight (48) hours after posting, if sent by certified mail, return receipt requested, postage prepaid, (3) the next business day after deposit with the courier company, if sent by overnight courier, and (4) on the day sent, if sent by facsimile transmission prior to the close of the recipient's business day. Either party hereto may change the address for receiving notices, requests, demands or other communication by notice sent in accordance with the terms of this Section 11(F).

          G. Purchaser's right of inspection pursuant to Section 8(A) above shall be subject to the rights of tenants under the Leases and other occupants and users of the Property. No inspection shall be undertaken without at least forty-eight (48) hours prior notice to Seller, or EOPMC, on behalf of Seller. Seller shall have the right to be present at any or all inspections. Seller's designated representative for such inspections of the Property is Alissa Schneider of EOPMC (telephone (312)/466-3595; facsimile 312/559-5051). Neither Purchaser nor its agents or representatives shall contact any tenants without the prior consent of Seller. No inspection shall involve the taking of samples or other physically invasive procedures without the prior consent of Seller. Notwithstanding anything to the contrary contained in this Agreement, Purchaser shall indemnify and hold Seller and its employees and agents, and each of them, harmless from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable attorneys' fees incurred in connection therewith) arising out of or resulting from Purchaser's exercise of its rights of inspection as provided for in Section 8(A) above. The provisions of this Section 11(G) shall survive the Closing or other termination of this Agreement.

          H. Acknowledging the prior use of the Property and Purchaser's opportunity to inspect the Property and except as specifically provided in this Agreement, Purchaser agrees to take the Property "as is" with all faults and conditions thereon. Any information, reports, statements, documents or records, including, without limitation, the items set forth in EXHIBIT P (collectively, the "Disclosures") provided or made to Purchaser or its constituents by Seller, its agents, employees, contractors or representatives, concerning the Property shall not be representations or warranties. Purchaser shall not rely on such Disclosures, but rather, Purchaser shall rely only on its own inspection of the Property. PURCHASER ACKNOWLEDGES AND AGREES THAT, EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER SELLER NOR ITS AGENTS, EMPLOYEES, CONTRACTORS OR REPRESENTATIVE HAS MADE, AND NONE OF THEM MAKES AND EACH SPECIFICALLY DISCLAIMS ANY STATEMENTS, REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (A) THE NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY, (B) THE INCOME HERETOFORE DERIVED OR TO BE DERIVED FROM THE PROPERTY, (C) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH PURCHASER MAY CONDUCT THEREON, (D) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY, (E) THE HABITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY, OR (F) ANY OTHER MATTER WITH RESPECT TO THE PROPERTY, AND SPECIFICALLY DISCLAIM ANY REPRESENTATIONS REGARDING TERMITES OR WASTES, AS DEFINED BY THE U.S. ENVIRONMENTAL PROTECTION AGENCY REGULATIONS AT 40 C.F.R., OR ANY HAZARDOUS SUBSTANCE, AS DEFINED BY THE COMPREHENSIVE ENVIRONMENTAL RESPONSE COMPENSATION AND LIABILITY ACT OF 1980 ("CERCLA"), AS AMENDED, AND REGULATIONS PROMULGATED THEREUNDER.

          Purchaser, its successors and assigns, hereby waive, release and agree not to make any claim or bring any cost recovery action or claim for contribution, indemnity or other action or claim against Seller or its affiliates, directors, officers, employees, agents, attorneys, or assigns (collectively, "Seller and its Affiliates") (a) under any federal, state, or local environmental or health and safety law or regulation, including CERCLA or any state equivalent, or any similar law now existing or hereafter enacted, (b) with respect to, in connection with or resulting from any discharge, disposal, release, or escape of any chemical, or any hazardous or toxic material whatsoever, on, at, to, or from the Property; or (c) any environmental conditions whatsoever on, under, or in the vicinity of the Property.

          I. In any lawsuit or other proceeding initiated by Purchaser under or with respect to this Agreement, Purchaser waives any right it may have to trial by jury.

          J. Purchaser acknowledges that all information with respect to the Property furnished or to be furnished to Purchaser is, has been and will be so furnished on the condition that Purchaser maintain the confidentiality thereof. Accordingly, Purchaser shall, and shall cause its directors, officers and other personnel and representatives to, hold in strict confidence, and not disclose to any other party without the prior written consent of Seller and unless the Closing occurs: (i) any of the information with respect to the Property delivered to Purchaser by Seller or any of its agents, representatives or employees, or (ii) the existence of this Agreement or any term or condition thereof, or (iii) the results of any inspections or studies undertaken in connection herewith. In addition, neither Purchaser nor Purchaser's directors, officers and other personnel and representatives shall solicit offers to purchase the Property to any other party without the prior written consent of Seller and unless the Closing occurs. Notwithstanding the above,

     Purchaser may disclose such information to individuals or entities necessary for Purchaser to consummate the transaction contemplated herein (such as attorneys, lenders, engineers, prospective management companies, environmental consultants, accountants and tax advisors) and as required by law. Purchaser shall require that any parties to whom the existence of this Agreement or any information with respect to the Property is disclosed execute a confidentiality agreement wherein the party agrees not to disclose the existence of this Agreement or information with respect to the Property to anyone. In the event the Closing does not occur and this Agreement is terminated, Purchaser shall, upon written request by Seller, promptly return to Seller all copies of all such information without retaining any copy thereof or extract therefrom.

          K. If for any reason Purchaser does not consummate the Closing, then Purchaser shall, upon Seller's request, assign and transfer to Seller all of its right, title and interest in and to any and all studies, reports, surveys and other information, data and/or documents relating to the Property or any part thereof prepared by or at the request of Purchaser, its employees and agents, and shall deliver to Seller copies of all of the foregoing.

          L.  Seller and Purchaser further agree as follows:

               1. From and after the date of the Letter of Intent through the Closing, Seller has delivered or shall deliver, as applicable, for Purchaser's review (a "New Lease Notice"), a copy of any proposed new Lease, or any modification, amendment, restatement or renewal of any existing Lease (individually, a "New Lease" and collectively, "New Leases") together with copies of any information submitted by the prospective tenant to Seller with respect to such New Lease. In addition, Seller shall also submit to Purchaser for Purchaser's review a summary of any leasing or brokerage commissions payable in connection with such New Lease and, if a written agreement exists between Seller and the leasing broker entitled to be paid a commission in connection with such New Lease and Seller has a copy of same, a copy of such written agreement. During the period between the date of this Agreement and Closing, Purchaser shall have the right to approve or disapprove of any New Lease and any related costs that would be incurred by the landlord under such New Lease, such as leasing/brokerage commissions, rent abatements, construction or buildout costs and construction allowances, by responding in writing to Seller's New Lease Notice within five (5) days after Purchaser's receipt of the New Lease Notice. If Purchaser fails to approve or disapprove of such New Lease within such five (5) day period, Purchaser shall be deemed to have conclusively approved of such New Lease and all such related costs.

               2. All tenant improvement costs and/or allowances and leasing commissions relating to (a) New Leases entered into by Seller during the period between April 27, 1998 and the date of this Agreement, and
          (b) New Leases entered into by Seller after the date of this Agreement which Purchaser approves (or is deemed to approve) in accordance with
          Section 11(L)(1) above, shall be prorated in accordance with Section 4(C)(i)(c) above. In addition, should the timing and scope of work to be performed by the lessor under such New Leases require Seller to enter into contracts with contractors or other parties prior to Closing in order to comply with the lessor's obligations under such New Leases, Seller shall submit the proposed contract with such contractor or other parties to Purchaser for its approval (not to be unreasonably withheld). If Purchaser fails to approve or disapprove of such contract within five (5) days after its receipt of same, Purchaser shall be deemed to have conclusively approved of such contract. If such contract results in work for which the provider or subcontractor thereunder may obtain a lien against the Property if such work is not paid for, then the "Permitted Exceptions" shall be deemed to include any potential liens and related notices of commencement as a result thereof.

          M. Seller and Purchaser hereby designate Escrowee to act as and perform the duties and obligations of the "reporting person" with respect to the transaction contemplated by this Agreement for purposes of 26 C.F.R.
     Section 1.6045-4(e)(5) relating to the requirements for information reporting on real estate transaction closed on or after January 1, 1991.
     In this regard, Seller and Purchaser each agree to execute at Closing, and to cause the Escrowee to execute at Closing, a Designation Agreement, designating Escrowee as the reporting person with respect to the transaction contemplated by this Agreement.

          N. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

          O. Seller and Purchaser acknowledge and agree that neither this Agreement nor a memorandum thereof shall be recorded against the Property.

          P. Purchaser acknowledges and agrees that any recovery against Seller that Purchaser may be entitled to as a result of any claim, demand or cause of action that Purchaser may have against Seller with respect to this Agreement and the transactions contemplated herein shall only be recoverable against Seller in an amount not in excess of One Million Dollars ($1,000,000.00).

          Q. In the event of a conflict between the terms and provisions of the Confidentiality Agreement and this Agreement, the terms and provisions of this Agreement shall control.

          R. Except as specifically provided for herein, the representations, warranties, covenants and agreements of Seller set forth in this Agreement shall not survive the Closing.

          S. Except as specifically provided herein, no third parties shall have the benefit of any of the provisions of this Agreement, nor is this Agreement made with the intent that any person or entity other than Seller and Purchaser shall rely hereon.

          T. Pursuant to Section 404.056(6), Florida Statutes (1997), the following notification regarding radon gas is hereby made, and all parties executing this Agreement acknowledge receipt of this notification:

               RADON GAS: "RADON IS A NATURALLY OCCURRING
               RADIOACTIVE GAS THAT, WHEN IT HAS ACCUMULATED IN
               A BUILDING IN SUFFICIENT QUANTITIES, MAY PRESENT HEALTH RISKS TO PERSONS WHO ARE EXPOSED TO IT OVER TIME. LEVELS OF RADON THAT EXCEED FEDERAL AND STATE GUIDELINES HAVE BEEN FOUND IN BUILDINGS IN FLORIDA. ADDITIONAL INFORMATION REGARDING RADON AND RADON TESTING MAY BE OBTAINED FROM YOUR COUNTY HEALTH DEPARTMENT."

          U. Seller is currently utilizing the "MRI" brand of accounting software at the Property to account for activities at the Property. At Closing, Seller shall deliver to Purchaser a copy of all of Seller's data files for each tenant utilized in connection with such software (that is, the electronic information with respect to each tenant's payment history and account balance), such delivery to be subject to the following:

          (i) Purchaser acknowledges and agrees that Purchaser shall not be entitled to the use of Seller's and/or the existing property management company's license for the use of such software;

          (ii) Purchaser acknowledges and agrees that, notwithstanding any other provision of this Agreement, Seller shall not be deemed to have made any representation and/or warranty as to the accuracy or completeness of the electronic information to be delivered under this Section 11(V); and

          (iii) Purchaser acknowledges and agrees that Seller shall have no liability to Purchaser (or any party who acquires such information from Purchaser) with respect to the information or any use thereof.

              [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

                [Signature page to Real Estate Sale Agreement]


     IN WITNESS WHEREOF, Seller and Purchaser have executed and delivered this Agreement as of the date first above written.

WITNESS:                      SELLER:

                              1605 MAIN STREET ASSOCIATES, a Florida joint venture

                              By: First Capital Institutional Real Estate, Ltd.-2, a Florida limited partnership

                              By:  First Capital Financial Corporation, a
                                   Florida corporation, its sole general
                                   partner


                                        By:   _________________________________
_____________________________           Name: _________________________________
Print Name: _________________           Its:  _________________________________


                              By: First Capital Institutional Real Estate, Ltd.-3, a Florida limited partnership

                                   By:  First Capital Financial Corporation, a
                                        Florida corporation, its sole general
                                        partner

_____________________________           By:   _________________________________
Print Name: _________________           Name: _________________________________
                                        Its:  _________________________________


                              PURCHASER:

_____________________________ TRICONY FLORIDA CORPORATION, a Florida Print Name: _________________ corporation

_____________________________ By:   ___________________________________________
Print Name: _________________ Name: ___________________________________________
                              Its:  ___________________________________________

                               LIST OF EXHIBITS
                               ----------------


       A-1 - Legal Description -- Fee Parcel
       A-2 - Legal Description -- Leasehold Parcel
       B - Permitted Exceptions
       C - Service Contracts
       D - Joint Order Escrow Agreement
       E - Assignment and Assumption of Leases
       F - Assignment and Assumption of Service Contracts
       G - Form Tenant Estoppel Certificate
       H - Notices of Violations of Laws
       I - List of Litigation
       J - Bill of Sale
       K - Personal Property
       L - Notice Letter to Tenants
       M - Notice Letter to Vendors/Licensees under Service Contracts
       N - Rent Roll
       O - OSHA Letter
       P - Environmental Reports
       Q - Security Deposits
       R - Special Warranty Deed
       S - List of New Leases
       T - Designated Tenants
       U - Form Seller Estoppel Certificate
       V - Assignment and Assumption of Lessee's Interest in Ground Lease W - Form Ground Lessor Estoppel Certificate

                                  EXHIBIT A-1
                        LEGAL DESCRIPTION -- FEE PARCEL
                        -------------------------------

To be attached from Seller's existing title policy.

                                  EXHIBIT A-2
                     LEGAL DESCRIPTION -- LEASEHOLD PARCEL
                     -------------------------------------

To be attached from Seller's existing title policy.

                                   EXHIBIT B
                             PERMITTED EXCEPTIONS
                             --------------------


1.   Acts of Purchaser, and those claiming by, through and under Purchaser.

2. General and special taxes and assessments which are not shown as existing liens by the public records.

3. Rights of tenants under the Leases, and those claiming by, through and under said tenants.

4. Zoning, building and other governmental and quasi-governmental laws, codes and regulations.

5. Any claim that any portion of the property is sovereign lands of the State of Florida including submerged, filled or artificially exposed lands and lands accreted to such lands.

6. Covenants, conditions, restrictions, and private or public utility easements of record.

7. Encroachments, overlaps, boundary line disputes, or other matters which would be disclosed by an accurate survey or inspection of the Property.

8.   Easements, or claims of easements, not shown by the public records.

9.   Taxes and assessment for the year 1998 and subsequent years.

                                   EXHIBIT C
                               SERVICE CONTRACTS
                               -----------------

--------------------------------------------------------------------------------------------------------
                          VENDOR NAME                                        TYPE OF SERVICE
--------------------------------------------------------------------------------------------------------
A-1 Orange Cleaning Service                                      window cleaning
--------------------------------------------------------------------------------------------------------
Carrier Corporation                                              chiller repairs
--------------------------------------------------------------------------------------------------------
Clean Sweep Parking Lot Maintenance, Inc.                        parking lot maintenance
--------------------------------------------------------------------------------------------------------
Control System Specialist, Inc.                                  energy management system
--------------------------------------------------------------------------------------------------------
Employers Security Company/U.S. Security Associates, Inc.        security service
--------------------------------------------------------------------------------------------------------
Gulf Business Systems, Inc.                                      fax/copier repair
--------------------------------------------------------------------------------------------------------
Kibler Chemical Corporation                                      water treatment
--------------------------------------------------------------------------------------------------------
Marble Renewal                                                   marble maintenance (lobby/elevators)
--------------------------------------------------------------------------------------------------------
Montgomery Kone, Inc.                                            elevators
--------------------------------------------------------------------------------------------------------
Orkin Pest Control                                               pest control
--------------------------------------------------------------------------------------------------------
Tropex Plant Sales Leasing & Maintenance, Inc.                   interior common area (flowers)
--------------------------------------------------------------------------------------------------------
U.S. Lawns of Sarasota, Inc.                                     exterior common area (landscaping)
--------------------------------------------------------------------------------------------------------


                            Miscellaneous Agreements
                            ------------------------

---------------------------------------------------------------------------------------------------------
                          VENDOR NAME                                        TYPE OF SERVICE
---------------------------------------------------------------------------------------------------------
Airborne Express                                                 Drop Box
---------------------------------------------------------------------------------------------------------
ANI Site Development                                             Antenna Manager
---------------------------------------------------------------------------------------------------------
APT Tampa/Orlando, Inc.                                          Antenna
---------------------------------------------------------------------------------------------------------
Air Touch Paging, Inc.                                           Antenna
---------------------------------------------------------------------------------------------------------
ARDIS Company                                                    Antenna
---------------------------------------------------------------------------------------------------------
Dial Page, Inc.                                                  Antenna
---------------------------------------------------------------------------------------------------------
Federal Express                                                  Drop Box
---------------------------------------------------------------------------------------------------------
Mobile Media Communications, Inc.                                Antenna
---------------------------------------------------------------------------------------------------------
Paging Network of Orlando, Inc. (Paging Network of Tampa, Inc.)  Antenna (2 Agreements)
---------------------------------------------------------------------------------------------------------
PrimeCo Personal Communications, L.P.                            Antenna
---------------------------------------------------------------------------------------------------------
Ram Mobile Data USA                                              Antenna
---------------------------------------------------------------------------------------------------------
Sarasota Cellular Telephone Company                              Antenna
---------------------------------------------------------------------------------------------------------
Palmer Communications                                            Antenna
---------------------------------------------------------------------------------------------------------
United Parcel Service                                            Drop Box
---------------------------------------------------------------------------------------------------------

                               Broker Agreements
                               -----------------

---------------------------------------------------------------------------------------------------------
TENANT NAME                     BROKER NAME                                     DATE OF AGREEMENT
----------------------------------------------------------------------------------------------------------
Paine Webber                    Commercial Management & Leasing                 10/12/93
----------------------------------------------------------------------------------------------------------

                                   EXHIBIT D
                          JOINT ORDER ESCROW AGREEMENT
                          ----------------------------


                                 ELLIS BUILDING
                               SARASOTA, FLORIDA

     Date:  June __, 1998


TO:  Rudnick & Wolfe
     101 East Kennedy Boulevard
     Suite 2000
     Tampa, Florida 33602
     Attention:  John T. Diamandis, Esq.

     The amount of Five Hundred Thousand Dollars ($500,000.00) deposited with you by Broad and Cassel (the "Escrow Deposit") is deposited with you in escrow on behalf of TRICONY FLORIDA COMPANY, a Florida corporation, the "Purchaser" under that certain Real Estate Sale Agreement (the "Contract"), dated June __, 1998 with 1605 MAIN STREET ASSOCIATES, a Florida joint venture, as the "Seller", with respect to the purchase and sale of the property commonly known as Ellis Building, 1605 Main Street, Sarasota, Florida.

     As escrowee, you are hereby directed to hold, deal with and dispose of the Escrow Deposit in accordance with the following terms and conditions:

1. You are to hold the Escrow Deposit until: (a) you are in receipt of a joint order by the undersigned Seller and Purchaser as to the disposition of the Escrow Deposit which may be contained in the closing statement executed in connection with the above referenced purchase and sale; or (b) you are in receipt of a written demand (the "Demand") from either Seller or Purchaser for the payment of the Escrow Deposit or any portion thereof. Upon receipt of any Demand, you are directed to so notify the non-demanding party, enclosing a copy of the Demand. If within five (5) business days after the non-demanding party has received or is deemed to have received your notice of your receipt of the Demand, you have not received from the non-demanding party its notice of objection to the Demand, then you are to disburse the Escrow Deposit as requested by the Demand. If within said five business-day period you receive from the non-demanding party its notice of objection to the Demand, then you are to continue to hold the Escrow Deposit until you are in receipt of a joint order as aforesaid, but after sixty (60) days from the initial Demand you may, at your option, bring an interpleader or other appropriate action and deposit the Escrow Deposit with a Court of competent jurisdiction. Upon making such deposit you shall be fully relieved and discharged from all further obligations hereunder with respect to the sums so deposited. Notwithstanding the foregoing, if there is any dispute as to whether or to whom you are obligated to deliver the Escrow Deposit or any part thereof, you will not be obligated to make any delivery, but may continue to hold the Escrow Deposit or deposit the Escrow Deposit with a court, as provided for above.

2. Notwithstanding the foregoing, as escrowee, you are hereby expressly authorized to regard and to comply with and obey any and all orders, judgments or decrees entered or issued by any Court, and in case you obey or comply with any such order, judgment or decree of any Court, you shall not be liable to either of the parties hereto or any other person or entity by reason of such compliance, notwithstanding any such order, judgment or decree be entered without jurisdiction or be subsequently reversed, modified, annulled, set aside or vacated. In case of any suit or proceeding regarding these Escrow Instructions, to which you are or may at any time be a party, the undersigned Seller and Purchaser agree that the non-prevailing party shall pay to you upon demand all reasonable costs and expenses incurred by you in connection herewith but solely for costs incurred in your role as Escrowee.

3. You shall not charge an escrow fee in connection with your role as Escrowee hereunder.

4. As escrowee, after your receipt of a fully completed and executed Request for Taxpayer Identification Number and Certification (IRS form W-9), you shall invest the Escrow Deposit in an interest-bearing account with a federally-insured bank or savings and loan as association or as otherwise directed by both Purchaser and Seller in writing. Any interest earned on the Escrow Deposit, after you deduct your customary investment charges, shall become and be deemed to be a part of the Escrow Deposit. The FEIN of Purchaser is ____________________.

5. All notices or other communications hereunder shall be in writing and shall be personally delivered or sent by overnight courier (such as Federal Express), by facsimile transmission or by first class United States Mail, postage prepaid, registered or certified (return receipt requested) to the respective addresses for the Seller, Purchaser and escrowee as herein provided, together with copies to the attorneys for Seller and Purchaser at the addresses for such attorneys set forth in Paragraph 6 below. A notice is given on the date it is personally delivered, sent by overnight courier or facsimile transmission, or deposited with the United States Mail for delivery as aforesaid. A notice is received on the date it is personally delivered, the day after sent if sent by overnight courier or facsimile transmission or, if sent by mail as aforesaid, on the date noted on the return receipt.

6. Either Purchaser or Seller may act hereunder either directly or through its attorney. The attorney for the Purchaser is:

                    Broad and Cassel
                    201 South Biscayne Blvd.
                    Miami, Florida  33131
                    Telephone:  (305) 373-9420
                    Facsimile:  (305) 373-9443

                    Attention:  Marwin S. Cassel


     The attorney for the Seller is:

                    Rosenberg & Liebentritt, P.C.
                    Two North Riverside Plaza
                    Suite 1515
                    Chicago, Illinois  60606
                    Facsimile:  (312) 454-0335
                    Telephone:  (312) 466-3950

                    Attention:  Mark A. Trager

6A. Your duties as escrowee do not extend beyond those specifically provided for herein and are purely ministerial in nature, and you shall incur no liability whatsoever except for your own fraud, willful misconduct or gross negligence. Purchaser and Seller shall hold you harmless from any liability for any loss of the Escrow Deposit or interest thereon caused by any delay in the deposit or early withdrawal of the Escrow Deposit from the interest bearing account and for any other act done or omitted to be done by you in connection with the performance of your duties hereunder, except to the extent such act or omission constitutes your fraud, willful misconduct or gross negligence.

6B. Upon your fulfillment of your duties in accordance with the provisions of this Escrow Agreement, your duties and responsibilities will cease and you will be released of all liability in connection with this Escrow Agreement and the Escrow Deposit. You may act in reliance upon any authorization, acknowledgment or signature which you believe to be genuine and may assume that any person purporting to give any writing, acknowledgment, notice or instruction in connection with the provisions of this Escrow Agreement has been duly authorized to do so. You may rely on demands, instructions, and authorizations received by telecopy.

6C. Purchaser and Seller acknowledge that you have served and will continue to serve as special Florida counsel to Seller in connection with the sale of the above described property. Purchaser and Seller agree that pursuant to this letter, you are acting as a neutral depository only and no attorney/client relationship is being created. In addition, Purchaser agrees that in the event of a dispute arising out of or in connection with the sale of the property, or the Contract, including any dispute as to the Escrow Deposit, you will be permitted to continue to act as counsel for Purchaser in connection with any such dispute, notwithstanding that Rudnick & Wolfe is also serving as Escrowee and title agent under the Contract. Rudnick and Wolfe's employment as special Florida counsel for Seller shall not, however, affect Escrowee's duties and obligations hereunder.

7. This Escrow Agreement is being entered into to implement the Contract and shall not (nor be deemed to) amend, modify or supersede the Contract or act as a waiver of any rights, obligations or remedies set forth therein; provided, however, that you may rely solely upon these Escrow Instructions.

                              SELLER:

                              1605 MAIN STREET ASSOCIATES, a Florida joint venture

                              By: First Capital Institutional Real Estate, Ltd.-2, a Florida limited partnership

                                   By:  First Capital Financial Corporation, a
                                        Florida corporation, its sole general
                                        partner


                                        By:   _______________________________
                                        Name: _______________________________
                                        Its:  _______________________________

                              By: First Capital Institutional Real Estate, Ltd.-3, a Florida limited partnership

                                   By:  First Capital Financial Corporation, a
                                        Florida corporation, its sole general
                                        partner


                                        By:   _______________________________
                                        Name: _______________________________
                                        Its:  _______________________________


                              PURCHASER:

                              TRICONY FLORIDA CORPORATION, a Florida corporation

                              By:   _________________________________________
                              Name: _________________________________________
                              Its:  _________________________________________

ADDRESS OF PURCHASER:

Tricony Florida Corporation
313-1/2 Worth Avenue
Suite 1-B
Palm Beach, Florida 33480
Telephone:  (561) 832-7088
Facsimile:  (561) 832-7551

Attention:  Edward Torres

With a copy to:

Broad and Cassel
201 South Biscayne Blvd.
Miami, Florida 33131
Telephone:  (305) 373-9420
Facsimile:  (305) 373-9443

Attention:  Marwin S. Cassel


ADDRESS OF SELLER:

c/o Equity Office Properties Management Corp.
Two North Riverside Plaza, Suite 2200
Chicago, Illinois 60606
Facsimile:  (312) 559-5051
Telephone:  (312) 466-3595

Attention:  Alissa Schneider

With a copy to:

Rosenberg & Liebentritt, P.C.
Two North Riverside Plaza
Suite 1600
Chicago, Illinois 60606
Facsimile:  (312) 454-0335
Telephone:  (312) 466-3950

Attention:  Mark A. Trager

ACCEPTED THIS ____ DAY OF JUNE, 1998

RUDNICK & WOLFE, as Escrowee


By: ________________________

Title: _____________________


ADDRESS OF ESCROWEE:

101 East Kennedy Boulevard
Suite 2000
Tampa, Florida  33602
Facsimile:  (813) 229-1447
Telephone:  (813) 229-2111

Attention:  John T. Diamandis, Esq.

                                   EXHIBIT E
                           ASSIGNMENT AND ASSUMPTION
                        OF LEASES AND SECURITY DEPOSITS
                        -------------------------------


          THIS ASSIGNMENT AND ASSUMPTION OF LEASES AND SECURITY DEPOSITS (this "Assignment") is entered into as of the ______________ day of __________, 1998, by and between 1605 MAIN STREET ASSOCIATES, a Florida joint venture ("Assignor"), having offices at Two North Riverside Plaza, Chicago, Illinois 60606, and _______________ ("Assignee"), with an office at 313-1/2 Worth Avenue, Suite 1-B, Palm Beach, Florida 33480.

          1. Property. The "Property" shall mean (a) the real property located in the City of Sarasota, County of Sarasota, State of Florida, legally described in EXHIBIT A-1 attached to this Assignment ("Fee Parcel"), and (b) Seller's right, title and interest in and to a leasehold estate in the real property located in the City of Sarasota, County of Sarasota, State of Florida, which parcel is more particularly described in attached EXHIBIT A-2 (the "Leasehold Parcel"), together with the building, structures and other improvements owned by Assignor and located on the Fee Parcel and the Leasehold Parcel and commonly known as "Ellis Building".

          2. Leases. The "Leases" shall mean all leases affecting the Property or any part thereof, except for the "Ground Lease" (as such term is defined in the "Contract" (defined below)), which leases are listed on EXHIBIT B attached hereto. "Lease" shall mean any one of the Leases.

          3. Security Deposits. "Security Deposits" shall mean the Security Deposits set forth on EXHIBIT C attached hereto held by Assignor in connection with certain of the Leases.

          4. Contract. "Contract" shall mean that certain Real Estate Sale Agreement dated June __, 1998 by and between Assignor, as Seller, and Assignee (successor-in-interest by assignment thereof from Tricony Florida Corporation), as Purchaser, as amended, for the purchase and sale of the Property.

          5. Assignment. For good and valuable consideration received by Assignor, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby assigns to Assignee the entire right, title and interest of Assignor in and to the Leases and the Security Deposits as applicable to the period from and after the date hereof.

          6. Assumption. Assignee hereby assumes all of the covenants, agreements and obligations of Assignor under or in connection with the Leases as applicable to the period from and after the date hereof, and Assignee further assumes all liability of Assignor for the proper refund or return of the Security Deposits if, when and as required by the Leases or otherwise by law. In addition, Assignee agrees to pay (i) in accordance with Section 4(C)(i)(c) of the Contract, all brokerage fees, brokerage or leasing commissions and tenant improvements costs and/or allowances payable in connection with the "New Leases" (as defined in the Contract) set forth on EXHIBIT D attached hereto, to the extent that such fees, commissions, costs and allowances were not required to be paid by Assignor prior to the date hereof; and (ii) to the extent not included in (i) above, all tenant improvement costs and/or allowances payable in connection with Leases during the period from and after the date hereof.

          7. Indemnification. Assignee hereby unconditionally, absolutely and irrevocably agrees to indemnify, defend and hold Assignor harmless of, from and against any and all costs, claims, obligations, damages, penalties, causes of action, losses, injuries, liabilities and expenses, including, without limitation, reasonable attorney's fees and expenses, arising out of, in connection with or accruing under the Leases on or after the date hereof, including, but not limited to, any such liabilities or expenses arising in connection with any of the Security Deposits, prepaid rent or other sums held by Assignee as the landlord under any of the Leases or any brokerage fees or leasing commissions which are payable with respect to the renewal or extension of any Lease by tenants accruing from and after the date hereof only.

          8. Enforcement. If Assignor or Assignee must resort to a court of law or equity in order to enforce the provisions of this Assignment as against the other, the non-prevailing party shall pay the reasonable attorney's fees and expenses of the prevailing party.

          9. Third Parties. Except as set forth in Section 11 of this Assignment, no third party shall have the benefit of any of the provisions of this Assignment, nor is this Assignment made with the intent that any person or entity other than Assignor or Assignee rely hereon.

          10. Limited Liability. By accepting this Assignment, Assignee expressly understands and agrees that any recovery against Assignor that Assignee may be entitled to as a result of any claim, demand or cause of action that Assignee may have against Assignor with respect to this Assignment shall only be recoverable against Assignor as provided in Section 11(P) of the Contract.

          11. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

              [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

           [Signature page attached to Assignment and Assumption of
                         Leases and Security Deposits]


     IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment the day and year first above written.

                              ASSIGNOR:

                              1605 MAIN STREET ASSOCIATES, a Florida joint venture

                              By:  First Capital Institutional Real Estate,
                                    Ltd.-2, a Florida limited partnership

                                    By:  First Capital Financial Corporation, a
                                         Florida corporation, its sole general
                                         partner


                                         By:__________________________________

                                         Name:________________________________

                                         Its:_________________________________

                              By:  First Capital Institutional Real Estate,
                                    Ltd.-3, a Florida limited partnership

                                    By:  First Capital Financial Corporation, a
                                         Florida corporation, its sole general
                                         partner

                                         By:__________________________________

                                         Name:________________________________

                                         Its:_________________________________



                              ASSIGNEE:

                              _____________________________________

                              By:__________________________________

                              Name:________________________________

                              Its:_________________________________

                                   EXHIBITS
                                   --------

                     A-1  -    Legal Description - Fee Parcel
                     A-2  -    Legal Description - Leasehold Parcel
                     B    -    List of Leases
                     C    -    Security Deposits
                     D    -    New Leases

                                   EXHIBIT F
                ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS
                ----------------------------------------------


     THIS ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS (this "Assignment") is entered into as of the ____ day of ______________, 1998 by and between 1605 MAIN STREET ASSOCIATES, a Florida joint venture ("Assignor"), having offices at Two North Riverside Plaza, Chicago, Illinois 60606, and __________ ______________________ ("Assignee"), with an office at 313 1/2 Worth Avenue,
Suite 1-B, Palm Beach, Florida 33480.

     1. Property. The "Property" shall mean (a) the real property located in the City of Sarasota, County of Sarasota, State of Florida, legally described in EXHIBIT A-1 attached to this Assignment ("Fee Parcel"), and (b) Seller's right, title and interest in and to a leasehold estate in the real property located in the City of Sarasota, County of Sarasota, State of Florida, which parcel is more particularly described in attached EXHIBIT A-2 (the "Leasehold Parcel"), together with the building, structures and other improvements owned by Assignor and located on the Fee Parcel and the Leasehold Parcel and commonly known as "Ellis Building".

     2. Service Contracts. "Service Contracts" shall mean the service contracts entered into with respect to the ownership and operation of the Property that Assignee has assumed hereunder. The Service Contracts are listed on EXHIBIT B attached to this Assignment.

     3. Contract. "Contract" shall mean that certain Real Estate Sale Agreement dated June __, 1998 by and between Assignor, as Seller, and Assignee (successor-in-interest by assignment thereof from Tricony Florida Corporation), as Purchaser, as amended, for the purchase and sale of the Property.

     4. Assignment. For good and valuable consideration received by Assignor, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby assigns to Assignee the entire right, title and interest of Assignor in and to the Service Contracts as applicable to the period from and after the date hereof.

     5. Assumption. Assignee hereby assumes all of the covenants, agreements and obligations of Assignor under or in connection with the Service Contracts as applicable to the period from and after the date hereof.

     6. Enforcement. If Assignor or Assignee must resort to a court of law or equity in order to enforce the provisions of this Assignment as against the other, the non-prevailing party shall pay the reasonable attorney's fees and expenses of the prevailing party.

     7. Third Parties. Except as set forth in Section 11 of this Assignment, no third party shall have the benefit of any of the provisions of this Assignment, nor is this Assignment made with the intent that any person or entity other than Assignor or Assignee shall rely hereon.

     8. Indemnification. Assignee hereby unconditionally, absolutely and irrevocably agrees to indemnify, defend and hold Assignor harmless of, from and against any and all costs, claims, obligations, damages, penalties, causes of action, losses, injuries, liabilities and expenses, including, without limitation, reasonable attorneys' fees and expenses, arising out of, in connection with or accruing under the Service Contracts which are applicable to the period on and after the date hereof only.

     9. No Representations or Warranties. This Assignment shall not be construed as a representation or warranty by Assignor as to the transferability of the Service Contracts, and Assignor shall have no liability to Assignee in the event that any or all of the Service Contracts (i) are not transferable to Assignee or (ii) are canceled or terminated by reason of this assignment or any acts of Assignee.

     10. Limited Liability. By accepting this Assignment, Assignee expressly understands and agrees that any recovery against Assignor that Assignee may be entitled to as a result of any claim, demand or cause of action that Assignee may have against Assignor with respect to this Assignment shall only be recoverable against Assignor as provided in Section 11(P) of the Contract.

     11. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


              [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

  [Signature page attached to Assignment and Assumption of Service Contracts]


     IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment the day and year first above written.


                                  ASSIGNOR:

                                  1605 MAIN STREET ASSOCIATES, a Florida joint venture

                                  By: First Capital Institutional Real Estate, Ltd.-2, a Florida limited partnership

                                       By:  First Capital Financial Corporation,
                                            a Florida corporation, its sole
                                            general partner


                                            By:    ____________________________

                                            Name:  ____________________________

                                            Its:   ____________________________



                                  By: First Capital Institutional Real Estate, Ltd.-3, a Florida limited partnership

                                       By:  First Capital Financial Corporation,
                                            a Florida corporation, its sole
                                            general partner


                                            By:    ____________________________

                                            Name:  ____________________________

                                            Its:   ____________________________



                                  ASSIGNEE:

                                  _____________________________________________



                                  By:    ______________________________________

                                  Name:  ______________________________________

                                  Its:   ______________________________________

                                   EXHIBITS
                                   --------


                A-1   -   Legal Description - Fee Parcel
                A-2   -   Legal Description - Leasehold Parcel
                B     -   Service Contracts

                                   EXHIBIT G
                        FORM TENANT ESTOPPEL CERTIFICATE
                        --------------------------------


Tricony Florida Corporation
313 1/2 Worth Avenue
Suite 1-B
Palm Beach, Florida  33480

1605 MAIN STREET ASSOCIATES, a Florida joint venture
c/o Equity Office Properties Management Corp.
Two North Riverside Plaza
Suite 2200
Chicago, Illinois  60606

                Re:  [Name of Tenant]. Suite ___, Ellis Building,
                     1605 Main Street, Sarasota, Florida (the "Property")

Gentlemen:

          At the request of 1605 MAIN STREET ASSOCIATES, a Florida joint venture ("Landlord"), made in connection with the proposed sale of the Property and Landlord's interest in the "Lease" (as hereinafter defined) to Tricony Florida Corporation (together with its successors and assigns "Purchaser"), the undersigned hereby certifies to Landlord and Purchaser and agrees as follows recognizing that Landlord and Purchaser will rely on the information contained herein.

     1. The undersigned is the tenant under a lease with Landlord as described below:

          a.   Date of tenant's lease:_________________________________________

          b.   Date of all amendments or modifications:________________________

          c.   Leased premises:  Suite No.__________      Floor No.____________

          d.   Leased premises approximate sq. ft._____________________________

          e.   Expiration date of lease:_______________________________________

          f.   Unexercised renewal options:__________________________  for_____
               ___________ years each.

          g.   Security deposit currently held by Landlord:  $______________

          h.   Advance or Prepaid Rent:  $_____________

          i.   Unused free rent/rent concessions_______________________________

               ________________________________________________________________

     2. The above lease ([as amended as aforesaid], the "Lease") is in full force and effect and has not (otherwise) been amended, modified, supplemented or superseded, and constitutes the entire

Tricony Florida Corporation
1605 MAIN STREET ASSOCIATES, a Florida joint venture
_____________, 1998

Page 2


agreement between the undersigned and Landlord with respect to said premises. There is no other agreement, oral or written, (except for the agreements contained herein) between the undersigned and the Landlord with respect to said premises or any other space at the above-referenced property, except: [list any other space leased by tenant, including storage space]. A true, correct and complete copy of the Lease is attached hereto as EXHIBIT A.

          3. The undersigned is not in default under the Lease, except as shown on SCHEDULE I attached hereto. There is no defense, offset, claim or counterclaim by or in favor of the undersigned against Landlord under the Lease or against the obligations of the undersigned against Landlord under the Lease or against the obligations of the undersigned under the Lease.

          4.  The Landlord is not in default under the Lease.

          5. The undersigned is in sole possession of the leased premises and has not subleased all or any part of the leased premises, or assigned the Lease, except as follows: [list assignments or sublease]

          6. The monthly base rental due under the Lease is $____ and has been paid through __________ 199___. All additional base rental, to-wit: estimated monthly common area, maintenance and real estate taxes, payable in the amount of $ per month at the present time, has been paid through ___________________, 199___. In addition, monthly sales and use tax due under the Lease, payable in the amount of $_________ per month at the present time, has been paid through __________, 199__.

          7. There are no actions, voluntary or otherwise, pending against the undersigned under the bankruptcy, reorganization, moratorium of similar laws of the United States, any state thereof or any other jurisdiction.

          8. The undersigned has accepted possession and taken occupancy of the premises and has commenced the payment of rents for all space subject to the Lease.

          9. All improvements, build-outs, finished work and any other obligations of the Landlord under the Lease have been completed and to the best of the knowledge of the undersigned have been paid for either by the Landlord or the tenant in full, except as follows: _____________________________

          10. The person signing this Certificate is an authorized agent of the tenant.

          11. The "base year" for additional base rental under the Lease is 19__ and the "basic costs" attributable to such "base year" is $_________________. [Note: if Lease is a relatively new lease and the base year amounts have not yet been determined, this provision will be modified to state the "base year" and that the "basic costs" are to be determined.]

          12. We have no expansion option or right of first refusal under Lease to lease additional space, except as follows:

          ________________________________________________________________
          ________________________________________________________________

Tricony Florida Corporation
1605 MAIN STREET ASSOCIATES, a Florida joint venture
_____________, 1998

Page 3
                      ___________________________________

          13. The undersigned hereby acknowledges that the Landlord will be assigning to Purchaser its right under the Lease from and after the date of such assignment, including without limitation, the right to receive rents, from and after the date of such assignment, and the undersigned agrees that upon receipt by us of a letter from the Landlord to the effect that the closing is taking place and that rent should thereafter be paid to Purchaser, that we shall make all payments of rent and common area maintenance and other expenses which may be chargeable to us from and after the date of such assignment, to Purchaser, as the new landlord, at the address as contained in said letter.

          14. The undersigned acknowledges the fact that the Purchaser may be securing a new mortgage loan encumbering the Property in which the within space is located. Without the necessity of re-securing an estoppel letter from the undersigned, it is understood and agreed that this Certificate may be relied upon by the new mortgagee under the proposed mortgage being executed in conjunction with the acquisition of the Property as though the same had been directly made to such mortgagee; provided, however, that such mortgage loan shall be made within sixty (60) days from the date on which the undersigned tenant executes this Certificate.

          The undersigned understands that Landlord and Purchaser will rely on the certifications set forth above and that all such certifications shall enure to the benefit of Landlord and Purchaser and the benefit of their successors and assigns, and shall be binding upon the undersigned, its successors, heirs, legal representatives and assigns.

                              Sincerely,

                              [Tenant]



                              By:  ________________________________
                                   Name:  __________________________
                                   Title: __________________________
                                   Date:  __________________________

                                   EXHIBIT H
                         NOTICES OF VIOLATIONS OF LAWS
                         -----------------------------

None.

                                   EXHIBIT I
                               LIST OF LITIGATION
                               ------------------


None.

                                   EXHIBIT J
                                  BILL OF SALE
                                  ------------

                                  BILL OF SALE
                                  ------------


          THIS BILL OF SALE (this "Bill of Sale") is executed as of the ____ day of _________, l997, by 1605 MAIN STREET ASSOCIATES, a Florida joint venture ("Seller"), having an office at Two North Riverside Plaza, Chicago, Illinois 60606, in favor of ________________ ("Purchaser"), having an office at 313 1/2 Worth Avenue, Suite 1-B, Palm Beach, Florida 33480.

          1. Real Property. The "Real Property" shall mean (a) the real property located in the City of Sarasota, County of Sarasota, State of Florida, legally described in EXHIBIT A-1 attached to this Assignment ("Fee Parcel"), and
(b) Seller's right, title and interest in and to a leasehold estate in the real property located in the City of Sarasota, County of Sarasota, State of Florida, which parcel is more particularly described in attached EXHIBIT A-2 (the "Leasehold Parcel"), together with the building, structures and other improvements owned by Assignor and located on the Fee Parcel and the Leasehold Parcel and commonly known as "Ellis Building".

          2. Personal Property. The "Personal Property" shall mean the "Personal Property" as defined in that certain Real Estate Sale Agreement dated the ___ day of June, 1998 (as amended, the "Contract"), by and between Seller and Purchaser (successor-in-interest by assignment thereof from Tricony Florida Corporation) with respect to the purchase and sale of the Real Property and other property as described therein, as such Personal Property is more particularly described on attached EXHIBIT B.

          3. Sale. For good and valuable consideration received by Seller, the receipt and sufficiency of which are hereby acknowledged, Seller hereby sells, assigns and transfers the Personal Property to Purchaser free of any liens or encumbrances. Seller covenants and agrees to warrant and defend title to the Personal Property unto Purchaser against all and every person or persons lawfully claiming the whole or any part thereof. Except as set forth in the two
(2) preceding sentences, Seller makes no warranties or representations as to the Personal Property. The Personal Property is transferred "AS IS, WHERE IS" and ALL WARRANTIES OF QUALITY, FITNESS AND MERCHANTABILITY ARE HEREBY EXCLUDED.

          4. Limited Liability. By accepting this Bill of Sale, Purchaser expressly understands and agrees that any recovery against Seller that Purchaser may be entitled as a result of any claim, demand or cause of action that Purchaser may have against Seller with respect to this Bill of Sale shall only be recoverable against Seller as provided in Section 11(P) of the Contract.

              [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, Seller has executed this Bill of Sale the day and year first above written.

                              SELLER:

                              1605 MAIN STREET ASSOCIATES, a Florida joint venture

                              By:  First Capital Institutional Real Estate,
                                    Ltd.-2, a Florida limited partnership

                                    By:  First Capital Financial Corporation, a
                                         Florida corporation, its sole general
                                         partner


                                         By:   _____________________________
                                         Name: _____________________________
                                         Its:  _____________________________

                              By:  First Capital Institutional Real Estate,
                                    Ltd.-3, a Florida limited partnership

                                    By:  First Capital Financial Corporation, a
                                         Florida corporation, its sole general
                                         partner


                                         By:   _____________________________
                                         Name: _____________________________
                                         Its:  _____________________________

                                   EXHIBIT K
                               PERSONAL PROPERTY
                               -----------------


ITEM NAME                                              MAKE                               QUANTITY
--------------------------------------------------------------------------------------------------------
4 Drawer laterial File Cabinet                         Red                                    3
--------------------------------------------------------------------------------------------------------
4 Drawer Horizontal File Cabinet                       Black                                  1
--------------------------------------------------------------------------------------------------------
2 Drawer Horizontal File Cabinet                       Black                                  2
--------------------------------------------------------------------------------------------------------
Copier                                                 Panasonic FP2680                       1
--------------------------------------------------------------------------------------------------------
Fax Machine                                            Icoh Ricoh                             1
--------------------------------------------------------------------------------------------------------
White Table (for fax machine)                                                                 1
--------------------------------------------------------------------------------------------------------
Shelves                                                                                       2
--------------------------------------------------------------------------------------------------------
2 Door Cabinet 8' White                                                                       1
--------------------------------------------------------------------------------------------------------
Typewriters                                            IBM/Smith Corona                       2
--------------------------------------------------------------------------------------------------------
Pencil Sharpener                                       IBM                                    1
--------------------------------------------------------------------------------------------------------
Cutting Board                                                                                 1
--------------------------------------------------------------------------------------------------------
Stapler                                                Swingline 113                          1
--------------------------------------------------------------------------------------------------------
Secretarial Desk with Return                           White                                  1
--------------------------------------------------------------------------------------------------------
Reception Chairs                                       wood/gray cushion                      4
--------------------------------------------------------------------------------------------------------
End Table (Wood)                                       Maple                                  1
--------------------------------------------------------------------------------------------------------
Long Wood Table                                        Maple                                  1
--------------------------------------------------------------------------------------------------------
Wood Office Desk                                                                              1
--------------------------------------------------------------------------------------------------------
Leather Chair (High Back - Black)                                                             1
--------------------------------------------------------------------------------------------------------
Credenza                                                                                      1
--------------------------------------------------------------------------------------------------------
2 Door Glass Cabinet                                   Wood                                   1
--------------------------------------------------------------------------------------------------------
2 Shelf Book Case                                      Wood                                   1
--------------------------------------------------------------------------------------------------------
Refrigerator                                                                                  1
--------------------------------------------------------------------------------------------------------
Microwave                                              Sharp Carousel                         1
--------------------------------------------------------------------------------------------------------
6' Conference Table                                    Light Wood                             1
--------------------------------------------------------------------------------------------------------
Chairs (gray material with wheels)                                                            3
--------------------------------------------------------------------------------------------------------
Waste Baskets                                          Black/Tan/Brown                        6
--------------------------------------------------------------------------------------------------------
Plastic Floor Mat for Chair                                                                   1
--------------------------------------------------------------------------------------------------------
Chairs                                                                                        3
--------------------------------------------------------------------------------------------------------
Desk                                                                                          3
--------------------------------------------------------------------------------------------------------
Misc Hand Tools
--------------------------------------------------------------------------------------------------------
Wet/Dry Vacuum Cleaners                                Hoover/Dayton                          3
--------------------------------------------------------------------------------------------------------
Various Elec. Equip (ext. cords, etc.)
--------------------------------------------------------------------------------------------------------
Drill Press                                                                                   1
--------------------------------------------------------------------------------------------------------
Acetylene Welding Equipment                                                                   1
--------------------------------------------------------------------------------------------------------
Office Furnishings
--------------------------------------------------------------------------------------------------------
Bench Grinder                                                                                 1
--------------------------------------------------------------------------------------------------------
Water Analysis Kit                                                                            1
--------------------------------------------------------------------------------------------------------
Refrigerator                                           GE                                     1
--------------------------------------------------------------------------------------------------------
Blue Print Cabinet                                                                            1
--------------------------------------------------------------------------------------------------------
Maint. Parts Cabinet                                                                          3
--------------------------------------------------------------------------------------------------------
Air Tank                                                                                      1
--------------------------------------------------------------------------------------------------------
Wheel Barrow                                                                                  1
--------------------------------------------------------------------------------------------------------
Pressure Cleaner                                       Dayton                                 1
--------------------------------------------------------------------------------------------------------
Extension Ladder                                       Little Giant                           1
--------------------------------------------------------------------------------------------------------


Wooden Ladder                                                                                   2
--------------------------------------------------------------------------------------------------------
Fiberglass Ladder                                                                               1
--------------------------------------------------------------------------------------------------------
Misc. Lamps, Paint, Refrig Supplies
--------------------------------------------------------------------------------------------------------
Carpet Remnants
--------------------------------------------------------------------------------------------------------
Sawzall                                                Milwaukee                                1
--------------------------------------------------------------------------------------------------------
Circular Saw                                           Skill                                    1
--------------------------------------------------------------------------------------------------------
Grinder                                                Milwaukee                                1
--------------------------------------------------------------------------------------------------------
Hammer Drill                                           Milwaukee                                1
--------------------------------------------------------------------------------------------------------
Gas Blower                                             Ryobi                                    1
--------------------------------------------------------------------------------------------------------
Hand Sander                                            Dewalt                                   1
--------------------------------------------------------------------------------------------------------
Socket Set                                             Blackhawk                                1
--------------------------------------------------------------------------------------------------------
Wrenches                                               Blackhawk                                1
--------------------------------------------------------------------------------------------------------
Vacuum Cleaner Back Pack                               Hoover                                   1
--------------------------------------------------------------------------------------------------------
Cordless Drill                                         Makita                                   1
--------------------------------------------------------------------------------------------------------
Car Boot                                               Rhine                                    1
--------------------------------------------------------------------------------------------------------
50 hp Motor Tower
--------------------------------------------------------------------------------------------------------
40 hp Motor Chill
--------------------------------------------------------------------------------------------------------
30 hp Motor Cond
--------------------------------------------------------------------------------------------------------
5 hp Air Handler
--------------------------------------------------------------------------------------------------------
Drive Shaft Tower
--------------------------------------------------------------------------------------------------------
Gear Box Tower
--------------------------------------------------------------------------------------------------------
2 Drawer File Cabinets                                                                          2
--------------------------------------------------------------------------------------------------------
4 Drawer File Cabinets                                                                          3
--------------------------------------------------------------------------------------------------------

                                   EXHIBIT L
                           NOTICE LETTER TO TENANTS
                           ------------------------

           [Letterhead of Equity Office Properties Management Corp.]


                               NOTICE TO TENANTS

                             ______________, 1998


     Re:  Ellis Building, 1605 Main Street, Sarasota, Florida (the "Property")

Dear Tenant:

     This is to notify you that the Property has been sold to _____________________, and that ________________________ has been retained by the new owner as managing agent of the building.

     Any security or other deposits and any prepaid rents under your lease have been transferred to the new owner.

     Effective immediately, all rental payments, notices to the Landlord, and correspondence pursuant to your lease should be mailed to the following address:

     Rents:                                  Notices:

     _____________________________________   ___________________________________
     _____________________________________   ___________________________________
     _____________________________________   ___________________________________
     Attention: __________________________

     Additionally, please have new Certificates of Insurance issued naming ____________________ as an additional insured. Please deliver said Certificate to new owner at the "Notices" address set forth above. [FOR THOSE TENANTS THAT HAVE OUTSTANDING PROMISSORY NOTES, LANGUAGE WILL BE ADDED DIRECTING THAT PAYMENTS BE PAID TO SELLER.]

                              Very truly yours,

                              EQUITY OFFICE PROPERTIES MANAGEMENT CORP., a
                              Delaware corporation, as agent for Seller


                              By:   _______________________________________
                              Its:  _______________________________________

                                   EXHIBIT M
           NOTICE LETTER TO VENDORS/LICENSEES UNDER SERVICE CONTRACTS
           ----------------------------------------------------------

           [Letterhead of Equity Office Properties Management Corp.]

                            __________________, 1998


VIA TELECOPY AND
----------------
CERTIFIED MAIL, RETURN RECEIPT REQUESTED
----------------------------------------

[Vendor]
_________________________
_________________________

                     Re: Ellis Building, 1605 Main Street, Sarasota, Florida (the "Property")

Dear Service Provider:

          Reference is herein made to that certain service contract [license agreement] (the "Contract") dated ________________, by and between Equity Office Properties Management Corp. [as successor in interest to Equity Office Properties, L.L.C.], as agent for the seller ("Seller") of the Property and _____________________ with respect to the provision of ________________ at the
Property.

          This is to advise you that effective as of today, the Property has been sold to _______________________ ("Purchaser"). Purchaser has assumed all of the obligations of the undersigned under the Contract as of the date hereof. All notices to Purchaser should be sent to Purchaser c/o _________________, _______________ and should be sent or delivered to such address in the manner provided in the Contract.

                              Very truly yours,

                              EQUITY OFFICE PROPERTIES MANAGEMENT CORP., a
                              Delaware corporation, as agent for Seller


                              By:  _______________________________________
                              Its:  _______________________________________

                                    EXHIBIT N
                                    RENT ROLL
                                    ---------

-------------------------------------------------------------------------------------------------------------
                                                                             Monthly Base Rent +    Base Year
Suite #    Tenant Name                               Sq. Ft.    Exp. Date       CPI as of 5/1/98      or Stop
-------------------------------------------------------------------------------------------------------------
    711    Bank America d/b/a American                 4,198      8/31/99               5,790.55         1995
           BankCard, Inc.
-------------------------------------------------------------------------------------------------------------
    600    Bewley & Associates, P.A.                   1,409     11/30/98               1,937.38         1996
-------------------------------------------------------------------------------------------------------------
   1100    Cavanaugh & Company, C.P.A.                 4,111      7/31/01               5,995.21         1996
-------------------------------------------------------------------------------------------------------------
    914    Corbett, Susan                                629     10/31/99                 778.39         1996
-------------------------------------------------------------------------------------------------------------
    705    Custima International Corp.                 2,177      4/30/00               3,084.08         1997
-------------------------------------------------------------------------------------------------------------
    612    Ford, Edwin L., P.A.                          997      8/31/00               1,370.88         1997
-------------------------------------------------------------------------------------------------------------
    910    Gardner, James W.                           1,108      8/31/99               1,500.42         1994
-------------------------------------------------------------------------------------------------------------
   1001    Goldsmith, Stanley A.                       1,210     11/30/99               1,663.75         1997
-------------------------------------------------------------------------------------------------------------
   1005    Gulfside Realty Company                       589      9/30/99                 785.33         1996
-------------------------------------------------------------------------------------------------------------
    900    IGIC Management Company                     1,498      8/31/99               1,997.33         1996
-------------------------------------------------------------------------------------------------------------
    606    Jim E. Meeks, Jr.                           1,828     11/30/00               2,208.83         1996
-------------------------------------------------------------------------------------------------------------
   1111    Lyons & Beaudry, P.A.                       2,460      7/31/98               3,587.50         1995
-------------------------------------------------------------------------------------------------------------
    100    NationsBank N.A. (South)                   54,048      3/09/01              67,447.02         1997
-------------------------------------------------------------------------------------------------------------
    301    NationsBank N.A. (South)                    1,426      2/28/01               2,140.19         1994
-------------------------------------------------------------------------------------------------------------
    800    PaineWebber, Inc.                          13,306      5/31/04              17,741.34         1994
-------------------------------------------------------------------------------------------------------------
   1010    PBCO, Inc.                                  4,972      1/31/99               6,799.21         1994
-------------------------------------------------------------------------------------------------------------
   1004    Pinnacle Financial Advisors                   778     10/31/98               1,085.96         1995
-------------------------------------------------------------------------------------------------------------
    603    Rauscher Pierce Refsnes, Inc.               1,576      5/31/01               2,101.33         1998
-------------------------------------------------------------------------------------------------------------
   1200    Sarasota University Club, Inc.             13,407      4/28/01              14,865.02          N/A
-------------------------------------------------------------------------------------------------------------
    912    Scovill, H. William, P.A.                   1,401     12/31/99               1,984.75         1995
-------------------------------------------------------------------------------------------------------------
   1020    Seapress, Inc. d/b/a Mercury Printing       1,581      2/28/99               2,020.58         1994
-------------------------------------------------------------------------------------------------------------
    906    Stacey's Buffet, Inc.                         437      7/31/98                 582.67         1996
-------------------------------------------------------------------------------------------------------------
   1003    Timmermans, Michel                            488     11/30/99                 549.00         1996
-------------------------------------------------------------------------------------------------------------
   1115    Trottier, Richard                             586     99/99/99                 878.57         1994
-------------------------------------------------------------------------------------------------------------
    911    U.S. Security & Associates, Inc.              584     12/31/99                 778.67         1997
           d/b/a Employer's Security Company, Inc.
-------------------------------------------------------------------------------------------------------------
    709    Udell Associates of Florida                 1,055     10/31/00               1,494.58         1998
-------------------------------------------------------------------------------------------------------------
    909    Valuation Advisory Service, Inc.              653      1/31/99                 897.88         1996
-------------------------------------------------------------------------------------------------------------
   1109    Viatical Capital, Inc.                      3,008     12/31/98               4,032.67         1994
-------------------------------------------------------------------------------------------------------------
    610    Watson & Walker, Inc.                       3,872      4/30/01               4,840.00         1996
-------------------------------------------------------------------------------------------------------------

                                   EXHIBIT O

                                  OSHA LETTER
                                  -----------


                            _________________, 1998



--------------------------
313-1/2 Worth Avenue
Suite 1-B
Palm Beach, Florida  33480


     Re: Transmittal of Information Regarding Asbestos-Containing Material and Presumed Asbestos-Containing Material


Ladies and Gentlemen:

     As you know, the Occupational Safety and Health Administration ("OSHA") has enacted regulations (the "OSHA Regulations") which require building owners to provide information regarding the presence, location and quantity of asbestos containing material ("ACM") and presumed ACM ("PACM") to various building occupants, including employers of employees who lease space within the owner's building. In addition, the OSHA Regulations, specifically 29 C.F.R.
(S)1910.1001(j)(2)(ii) and 29 C.F.R. (S)1926.1101(n)(6), require building owners to keep records of all information required to be maintained by the OSHA Regulations and to transmit such records to subsequent owners at or before the time of closing.

     1605 MAIN STREET ASSOCIATES, a Florida joint venture ("Seller"), has, prior to the date of this letter, provided Tricony Florida Corporation, a Florida corporation, and ______________ (collectively, "Purchaser") with copies of information required to be maintained and transmitted as described above regarding ACM and PACM at the property located at 1605 Main Street, Sarasota, Florida, and commonly known as the Ellis Building, including copies of notices to tenants and any related asbestos sampling results and reports in our possession (such information, notices and reports being referred to herein collectively as the "Reports"). A list of such Reports is set forth on
SCHEDULE 1 attached hereto.

     The undersigned makes no representation, warranty, promises, covenants, agreements or guarantees of any kind or character whatsoever, express or implied, oral or written, past, present or future, of, as to, concerning or with respect to the information and documentation transmitted herewith including without limitation, the accuracy or completeness of such Reports, the Reports' compliance with the OSHA Regulations, or Seller's compliance with the OSHA Regulations.

     We request that you acknowledge receipt of this letter and the Reports by signing below and forwarding an executed copy to Seller.

                              Sincerely,

                              1605 MAIN STREET ASSOCIATES, a Florida joint venture

                              By: First Capital Institutional Real Estate, Ltd.-2, a Florida limited partnership

                                    By:  First Capital Financial Corporation, a
                                         Florida corporation, its sole general
                                         partner


                                         By:   ________________________________
                                         Name: ________________________________
                                         Its:  ________________________________

                              By: First Capital Institutional Real Estate, Ltd.-3, a Florida limited partnership

                                    By:  First Capital Financial Corporation, a
                                         Florida corporation, its sole general
                                         partner


                                         By:   ________________________________
                                         Name: ________________________________
                                         Its:  ________________________________

Acknowledged receipt of this letter and the Reports this _____ day of _______________, 1998

TRICONY FLORIDA CORPORATION,
a Florida corporation


By: _____________________________
Name: ___________________________
Its: ____________________________


_________________________________


By: _____________________________
Name: ___________________________
Its: ____________________________

                                   SCHEDULE 1
                                   ----------
                                       TO
                                       --
                                  OSHA LETTER
                                  -----------

                                LIST OF REPORTS
                                ---------------

1. Report of Carbon Monoxide Air Monitoring prepared by LAW Engineering and Environmental Services, Inc. dated December 17, 1997.

2. Report of Indoor Air Quality Survey prepared by LAW Engineering and Environmental Services, Inc. dated September 25, 1997.

3. Report of Limited Bulk Survey and Analysis for Asbestos-Containing Materials prepared by LAW Engineering and Environmental Services, Inc. dated August 25, 1997.

4. Report of Clearance Level Air Monitoring prepared by LAW Engineering and Environmental Services, Inc. dated April 1, 1997.

5. Report of Clearance Level Air Monitoring prepared by LAW Engineering and Environmental Services, Inc. dated March 20, 1997.

6. Report of Prevalent Level Air Monitoring prepared by LAW Engineering and Environmental Services, Inc. dated October 22, 1996.

7. Report of Project Monitoring prepared by LAW Engineering and Environmental Services, Inc. dated April 1, 1996.

8. Report of Prevalent Level Air Monitoring prepared by LAW Engineering and Environmental Services, Inc. dated December 12, 1995.

9. Report of Prevalent Level Air Monitoring prepared by LAW Engineering and Environmental Services, Inc. dated March 29, 1996 and March 14, 1996.

10. Report of Prevalent Level Air Monitoring prepared by LAW Engineering and Environmental Services, Inc. dated July 10, 1995.

11. Report of Prevalent Level Air Monitoring prepared by LAW Engineering and Environmental Services, Inc. dated January 12, 1994.

12. Report of Prevalent Level Air Monitoring prepared by LAW Engineering and Environmental Services, Inc. dated June 8, 1993.

13. Report of Prevalent Level Air Monitoring prepared by LAW Engineering and Environmental Services, Inc. dated February 16, 1995.

14. Confidential Report of Facility Survey to Identify Asbestos-Containing Materials prepared by LAW Engineering and Environmental Services, Inc. dated February 4, 1992.

15. Bulk Asbestos Analysis Report prepared by P.E.I. Associates, Inc. dated June 21, 1989.

                                   EXHIBIT P
                             ENVIRONMENTAL REPORTS
                             ---------------------

1. Report of Carbon Monoxide Air Monitoring prepared by LAW Engineering and Environmental Services, Inc. dated December 17, 1997.

2. Report of Indoor Air Quality Survey prepared by LAW Engineering and Environmental Services, Inc. dated September 25, 1997.

3. Report of Limited Bulk Survey and Analysis for Asbestos-Containing Materials prepared by LAW Engineering and Environmental Services, Inc. dated August 25, 1997.

4. Report of Clearance Level Air Monitoring prepared by LAW Engineering and Environmental Services, Inc. dated April 1, 1997.

5. Report of Clearance Level Air Monitoring prepared by LAW Engineering and Environmental Services, Inc. dated March 20, 1997.

6. Report of Prevalent Level Air Monitoring prepared by LAW Engineering and Environmental Services, Inc. dated October 22, 1996.

7. Report of Project Monitoring prepared by LAW Engineering and Environmental Services, Inc. dated April 1, 1996.

8. Report of Prevalent Level Air Monitoring prepared by LAW Engineering and Environmental Services, Inc. dated December 12, 1995.

9. Report of Prevalent Level Air Monitoring prepared by LAW Engineering and Environmental Services, Inc. dated March 29, 1996 and March 14, 1996.

10. Report of Prevalent Level Air Monitoring prepared by LAW Engineering and Environmental Services, Inc. dated July 10, 1995.

11. Report of Prevalent Level Air Monitoring prepared by LAW Engineering and Environmental Services, Inc. dated January 12, 1994.

12. Report of Prevalent Level Air Monitoring prepared by LAW Engineering and Environmental Services, Inc. dated June 8, 1993.

13. Report of Prevalent Level Air Monitoring prepared by LAW Engineering and Environmental Services, Inc. dated February 16, 1995.

14. Confidential Report of Facility Survey to Identify Asbestos-Containing Materials prepared by LAW Engineering and Environmental Services, Inc. dated February 4, 1992.

15. Bulk Asbestos Analysis Report prepared by P.E.I. Associates, Inc. dated June 21, 1989.

                                   EXHIBIT Q
                               SECURITY DEPOSITS
                               -----------------

-----------------------------------------------------------------------
 Suite #  Tenant Name                                 Security Deposit
-----------------------------------------------------------------------
 711      Bank America d/b/a American Bankcard, Inc.        $ 4,696.73
-----------------------------------------------------------------------
 600      Bewley & Associates, P.A.                           1,947.35
-----------------------------------------------------------------------
 914      Corbett, Susan                                        481.24
-----------------------------------------------------------------------
 705      Custima International Corp.                         3,084.08
-----------------------------------------------------------------------
 612      Ford, Edwin L., P.A.                                1,466.84
-----------------------------------------------------------------------
 1001     Goldsmith, Stanley A.                                 699.00
-----------------------------------------------------------------------
 1005     Gulfside Realty Company                               840.32
-----------------------------------------------------------------------
 900      IGIC Management Company                             2,137.14
-----------------------------------------------------------------------
antenna   Mobile Media Communications                           642.00
-----------------------------------------------------------------------
 1004     Pinnacle Financial Advisors                           956.29
-----------------------------------------------------------------------
 912      Scovill, H. William, P.A.                           1,998.76
-----------------------------------------------------------------------
 906      Stacey's Buffet, Inc.                                 623.46
-----------------------------------------------------------------------
 1003     Timmermans, Michel                                    549.00
-----------------------------------------------------------------------
 1115     Trottier, Richard                                     781.92
-----------------------------------------------------------------------
 709      Udell Associates of Florida                         1,646.23
-----------------------------------------------------------------------
 909      Valuation Advisory Service, Inc.                      902.50
-----------------------------------------------------------------------
 1109     Viatical Capital, Inc.                              3,733.86
-----------------------------------------------------------------------
 610      Watson & Walker, Inc.                               5,178.80
-----------------------------------------------------------------------
 603      Rauscher Pierce Refsnes, Inc.                       1,603.23
-----------------------------------------------------------------------

-----------------------------------------------------------------------
          TOTAL                                             $33,968.75
-----------------------------------------------------------------------

                                   EXHIBIT R
                             SPECIAL WARRANTY DEED
                             ---------------------

PREPARED BY AND UPON
RECORDING, RETURN TO:


___________________________
___________________________
___________________________
___________________________

Property Tax I.D. No. _____

                             SPECIAL WARRANTY DEED
                             ---------------------


     THIS SPECIAL WARRANTY DEED is made the ____ day of _______, 199__ between 1605 MAIN STREET ASSOCIATES, a Florida joint venture, a __________________, hereinafter referred to as "Grantor", and ___________________, a ______________________, whose address is ______________________, and whose
Taxpayer Identification Number is _______________________, hereinafter referred to as "Grantee".

                             W I T N E S S E T H:
                             -------------------

     That the Grantor, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, to it in hand paid, the receipt and sufficiency whereof is hereby acknowledged, by these presents does grant, bargain, sell, alien, remise, release, convey and confirm unto Grantee, and Grantee's successors and assigns forever, all that certain parcel of land lying and being in the County of Sarasota, State of Florida, as more particularly described as follows:

          The land described in Exhibit "A" attached hereto and made a part hereof.

     TOGETHER WITH all the improvements, tenements, hereditaments, and appurtenances thereto belonging.

     SUBJECT TO those certain matters described in Exhibit "B" attached hereto and made a part hereof and all other covenants, restrictions, easements, limitations and other matters of record.

     TO HAVE AND TO HOLD the above described premises unto the Grantee, its successors and assigns, in fee simple forever.

     And Grantor does hereby covenant with Grantee that Grantor has good right and lawful authority to sell and convey said land; and Grantor does hereby warrant the title to said land subject to the matters referred to above and will defend the same against the lawful claims of all persons claiming by, through and under Grantor but against none other.

     IN WITNESS WHEREOF, Grantor has caused this Special Warranty Deed to be duly executed and delivered.

Signed in the presence of:          GRANTOR:

                                    1605 MAIN STREET ASSOCIATES, a Florida joint venture

_________________________________


Name:____________________________   By:  First Capital Institutional Real Estate, Ltd.-2,
                                         a Florida limited partnership

_________________________________

Name:____________________________   By: First Capital Financial Corporation,
                                        a Florida corporation, its sole general partner



                                              By:_________________________

                                              Name:_______________________

                                              Its:________________________

                                    By:  First Capital Institutional Real Estate,
                                         Ltd.-3, a Florida limited partnership

                                         By:  First Capital Financial Corporation, a
                                              Florida corporation, its sole general
                                              partner


                                              By:_________________________

                                              Name:_______________________

                                              Its:________________________


STATE OF         )
                 )  SS:
COUNTY OF        )


     The foregoing instrument was acknowledged before me this ____ day of ____________, 1998, by _______________________, as _______________________ of
____________________________, a _____________________________, as
_______________, of ________________________________, a
________________________, on behalf of said entity. He/She is personally known to me or has produced _________________________ as identification.


                                     __________________________________________

                                     NOTARY PUBLIC
                                     Printed Name: ____________________________

(Notarial Seal)
                                     My Commission Expires:  __________________

                                  EXHIBIT "A"
                                  -----------

                               Legal Description
                               -----------------

Legal Description of Fee Parcel to be inserted here.

                                  EXHIBIT "B"
                                  -----------

                             Permitted Exceptions
                             --------------------

1. Acts of Grantee, and those claiming by, through and under Grantee prior to the date of delivery of the Deed.

2. General and special taxes and assessments which are not shown as existing liens by the public records.

3. Rights of tenants under agreements of leases affecting the land described in Exhibit A or any part thereof, and those claiming by, through and under said tenants.

4. Zoning, building and other governmental and quasi-governmental laws, codes and regulations.

5. Any claim that any portion of the property is sovereign lands of the State of Florida including submerged, filled or artificially exposed lands and lands accreted to such lands.

6. Covenants, conditions, restrictions, and private or public utility easements of record.

7. Encroachments, overlaps, boundary line disputes, or other matters which would be disclosed by an accurate survey or inspection of the Property.

8.   Easements, or claims of easements, not shown by the public records.

9.   Taxes and assessment for the year 1998 and subsequent years

                                   EXHIBIT S
                              LIST OF NEW LEASES
                              ------------------


                                                                     Type of New Lease
             Tenant                     Date of New Lease        (Lease, Amendment, etc.)
---------------------------------  ---------------------------  ---------------------------

Jim E. Meeks, Jr.                        April 23, 1998               First Amendment
(successor-by-assignment from
Joseph P. Teague)




                                    EXHIBIT T
                               DESIGNATED TENANTS
                               ------------------


          Tenant Name
          ------------------------------------------------------------
          NationsBank N.A. (South)
          ------------------------------------------------------------
          PainneWebber, Inc.
          ------------------------------------------------------------
          Sarasota University Club
          ------------------------------------------------------------

                                   EXHIBIT U
                        FORM SELLER ESTOPPEL CERTIFICATE
                        --------------------------------


_______________________
313 1/2 Worth Avenue
Suite 1-B
Palm Beach, Florida 33480

          Re:  [Name of Tenant]. Suite ___, Ellis Building,
               1605 Main Street, Sarasota, Florida (the "Property")

Gentlemen:

     Reference is herein made to that certain Real Estate Sale Agreement (the "Agreement") dated ______________, 1998 by and between 1605 MAIN STREET ASSOCIATES, a Florida joint venture ("Seller"), as seller, and _________________ (successor-in-interest by assignment thereof from Tricony Florida Corporation), as purchaser ("Purchaser"), for the purchase and sale of the property known as Ellis Building, 1605 Main Street, Sarasota, Florida (the "Property"). All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Agreement. Pursuant to Section 9 of the Agreement, Seller hereby represents and warrants to Purchaser, to the "Actual Knowledge of Seller" (as defined in the Agreement) as follows:

     1. The undersigned is the landlord under a lease with __________________ ("Tenant") as described below:

          a.   Date of tenant's lease:____________________

          b.   Date of all amendments or modifications:________________________
               ________________________________________________________________

          c.   Leased premises: Suite No.________     Floor No.________

          d.   Leased premises approximate sq. ft.____________

          e.   Expiration date of lease:___________________

          f. Unexercised renewal options:_________________ for______ _______ years each.

          g.   Security deposit currently held by Landlord: $_________

          h.   Advance or Prepaid Rent: $____________

          i.   Unused free rent/rent concessions_______________________________
               ________________________________________________________________

     2. The above lease ([as amended as aforesaid], the "Lease") is in full force and effect and has not (otherwise) been amended, modified, supplemented or superseded, and constitutes the entire agreement between the undersigned and Tenant with respect to said premises. There is no other agreement, oral or written, (except for the agreements contained herein) between the undersigned and the

Tenant with respect to said premises or any other space at the above-referenced property, except: [list any other space leased by tenant, including storage space]. A true, correct and complete copy of the Lease is attached hereto as EXHIBIT A.

     3.  The Tenant is not in default under the Lease, except as shown on
SCHEDULE I attached hereto. There is no defense, offset, claim or counterclaim by or in favor of the Tenant against the undersigned under the Lease or against the obligations of the Tenant against the undersigned under the Lease or against the obligations of the Tenant under the Lease.

     4. Seller has not received written notice from the Tenant of any material default by Seller under the Lease which has not been cured as of the date of this certificate ("Certificate").

     5. The Tenant is in sole possession of the leased premises and has not subleased all or any part of the leased premises, or assigned the Lease, except as follows: [list assignments or sublease]

     6. The monthly base rental due under the Lease is $_____ and has been paid through ____________, 199___. All additional base rental, to-wit: estimated monthly common area, maintenance and real estate taxes, payable in the amount of $__________ per month at the present time, has been paid through _____________, 199___. In addition, monthly sales and use tax due under the Lease, payable in the amount of $_________ per month at the present time, has been paid through __________, 199__.

     7. The Seller has received no written notice of any actions, voluntary or otherwise, pending against the Tenant under the bankruptcy, reorganization, moratorium of similar laws of the United States, any state thereof or any other jurisdiction.

     8. The Tenant has accepted possession and taken occupancy of the premises and has commenced the payment of rents for all space subject to the Lease.

     9. All improvements, build-outs, finished work and any other obligations of the landlord under the Lease have been completed and to the best of the knowledge of the undersigned have been paid for either by the undersigned or the Tenant in full, except as follows: _____________________________

     10. The "base year" for additional base rental under the Lease is 19__ and the "basic costs" attributable to such "base year" is $_________________.
[Note: if Lease is a relatively new lease and the base year amounts have not yet been determined, this provision will be modified to state the "base year" and that the "basic costs" are to be determined.]

     11. The Tenant has no expansion option or right of first refusal under Lease to lease additional space, except as follows:

          ________________________________________________________________
          ________________________________________________________________
          ________________________________________________________________

     This Certificate is executed by Seller solely for the benefit of Purchaser and no third party (other than a "Permitted Assignee" [as defined in the Agreement] provided that such Permitted Assignee shall have executed and delivered to Seller at or prior to Closing an agreement assuming all of the obligations of Purchaser under the Agreement in accordance with Section 11(B) of the Agreement) shall have the benefit of any of the provisions of this Certificate, nor is this Certificate made with the intent that any person other than Purchaser (and such Permitted Assignee) rely thereon.

     This Certificate is delivered to Purchaser in connection with and subject to the terms, provisions and limitations of the Agreement, including, without limitation, Sections 9 and 11(P) thereof.

     IN WITNESS WHEREOF, Seller has executed this Certificate as of this ____ day of ____________, 1998.

                              SELLER:

                              1605 MAIN STREET ASSOCIATES, a Florida joint venture

                              By: First Capital Institutional Real Estate, Ltd.-2, a Florida limited partnership

                                    By:  First Capital Financial Corporation, a
                                         Florida corporation, its sole general
                                         partner


                                         By:   ________________________________
                                         Name: ________________________________
                                         Its:  ________________________________

                              By: First Capital Institutional Real Estate, Ltd.-3, a Florida limited partnership

                                    By:  First Capital Financial Corporation, a
                                         Florida corporation, its sole general
                                         partner


                                         By:   ________________________________
                                         Name: ________________________________
                                         Its:  ________________________________

                                   EXHIBIT V
                          ASSIGNMENT AND ASSUMPTION OF
                          ----------------------------
                       LESSEE'S INTEREST IN GROUND LEASE
                       ---------------------------------





This instrument prepared by and
after recording return to:

_____________________________
_____________________________
_____________________________
_____________________________
_____________________________                 This Space for Recording
_____________________________________________________________________________


                          ASSIGNMENT AND ASSUMPTION OF
                          ----------------------------
                       LESSEE'S INTEREST IN GROUND LEASE
                       ---------------------------------


     THIS ASSIGNMENT AND ASSUMPTION OF LESSEE'S INTEREST IN GROUND LEASE
(this "Assignment") is entered into as of the ______________ day of __________, 1998, by and between 1605 MAIN STREET ASSOCIATES, a Florida joint venture ("Assignor"), having offices at Two North Riverside Plaza, Chicago, Illinois 60606, and __________________ ("Assignee"), with an office at 313 1/2 Worth
Avenue, Suite 1-B, Palm Beach, Florida  33480.

                                   RECITALS:
                                   --------

     WHEREAS, Assignor is the owner of the lessee's interest in and to a leasehold estate in certain real property located in the City of Sarasota, County of Sarasota, State of Florida, which parcel is more particularly described in attached EXHIBIT A (the "Leasehold Estate") pursuant to the provisions of that certain Lease Agreement, originally by and between Sam Fleischer, Esther L. Fleischer, Bate Braly, Janet R. Braly, Robert L. Garrison and Gertrude L. Garrison, collectively being the "Lessors" therein, and Sarasota Bank and Trust Company, as "Lessee" therein, dated August 15, 1955, and recorded in Official Records Book 317, at Page 319, of the Public Records of Sarasota County, Florida (the "Original Lease Agreement"), as amended by that certain Modification of Lease, originally by and between Sarasota Bank & Trust Company, as Executor of the Estate of Sam Fleischer, Esther L. Fleischer, Bate Braly, Janet R. Braly, Robert L. Garrison, and Gertrude L. Garrison, collectively being the "Lessors" therein, and Sarasota Bank & Trust Company, as "Lessee" therein, dated January 1, 1968, and recorded in Official Records Book 744, at Page 843, of the Public Records of Sarasota County, Florida (the Original Lease Agreement, as modified by such Modification to Lease, is hereinafter referred to as the "Ground Lease").

     WHEREAS, Assignor desires to assign to Assignee, and Assignee desires to assume from Assignor, the Leasehold Estate subject to the terms, conditions and provisions hereinafter set forth.

     NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10) and other good and valuable considerations in hand paid and delivered by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

     1. Assignment. Assignor hereby assigns to Assignee the entire right, title and interest of Assignor in and to the Leasehold Estate as applicable to the period from and after the date hereof.

     2. Assumption. Assignee hereby assumes all of the covenants, agreements and obligations of Assignor under or in connection with the Leasehold Estate as applicable to the period from and after the date hereof.

     3. Indemnification. Assignee hereby unconditionally, absolutely and irrevocably agrees to indemnify, defend and hold Assignor harmless of, from and against any and all costs, claims, obligations, damages, penalties, causes of action, losses, injuries, liabilities and expenses, including, without limitation, reasonable attorney's fees and expenses, arising out of, in connection with or accruing under the Leasehold Estate on or after the date hereof.

     4. Enforcement. If Assignor or Assignee must resort to a court of law or equity in order to enforce the provisions of this Assignment as against the other, the non-prevailing party shall pay the reasonable attorney's fees and expenses of the prevailing party.

     5. Third Parties. Except as set forth in Section 11 of this Assignment, no third party shall have the benefit of any of the provisions of this Assignment, nor is this Assignment made with the intent that any person or entity other than Assignor or Assignee rely hereon.

     6. Limited Liability. By accepting this Assignment, Assignee expressly understands and agrees that any recovery against Assignor that Assignee may be entitled to as a result of any claim, demand or cause of action that Assignee may have against Assignor with respect to this Assignment shall only be recoverable against Seller (a) in an amount not in excess of One Million Dollars ($1,000,000), and (b) if such claim, demand or cause of action is made on or before the one hundred eightieth (180th) day following the date of this Assignment.

     7. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

              [the remainder of this page is intentionally blank]

            [Signature page attached to Assignment and Assumption of
                       Lessee's Interest In Ground Lease]


     IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment the day and year first above written.


WITNESS:                      ASSIGNOR:

                              1605 MAIN STREET ASSOCIATES, a Florida joint venture

                              By:  First Capital Institutional Real Estate,
                                    Ltd.-2, a Florida limited partnership

                                    By:  First Capital Financial Corporation, a
                                         Florida corporation, its sole general
                                         partner


______________________                   By:_________________________
Print Name:___________                   Name:_______________________
                                         Its:________________________


                              By: First Capital Institutional Real Estate, Ltd.-3, a Florida limited partnership

                                   By:  First Capital Financial Corporation, a
                                        Florida corporation, its sole general
                                        partner


______________________                   By:_________________________
Print Name:___________                   Name:_______________________
                                         Its:________________________

                              ASSIGNEE:
                                         ____________________________

______________________                   By:_________________________
Print Name:___________                   Name:_______________________
                                         Its:________________________

______________________
Print Name:___________

                                   EXHIBIT W
                    FORM GROUND LESSOR ESTOPPEL CERTIFICATE
                    ---------------------------------------

1605 MAIN STREET ASSOCIATES, a Florida joint venture
c/o Equity Office Properties Management Corp.
Two North Riverside Plaza
Suite 2200
Chicago, Illinois  60606

Tricony Florida Corporation
313  1/2 Worth Avenue
Suite 1-B
Palm Beach, Florida  33480

            Re: Ellis Building, 1605 Main Street, Sarasota, Florida (the "Property")

Gentlemen:

          At the request of 1605 MAIN STREET ASSOCIATES, a Florida joint venture (together with its successors and assigns, "Lessee"), made in connection with the proposed assignment and assumption of the Lessee's interest in the "Ground Lease" (as hereinafter defined) in conjunction with the sale of the Property to Tricony Florida Corporation (together with its successors and assigns, "Purchaser"), the undersigned hereby certifies to Lessee and Purchaser and agrees as follows recognizing that Lessee and Purchaser will rely on the information contained herein.

     1. That certain Lease Agreement dated August 15, 1955, and recorded in Official Records Book 317, at Page 319, of the Public Records of Sarasota County, Florida, as amended by that certain Modification of Lease dated January 1, 1968, and recorded in Official Records Book 744, at Page 843, of the Public Records of Sarasota County, Florida (such Lease Agreement, as modified by such Modification to Lease, is hereinafter referred to as the "Ground Lease") is in full force and effect, and constitutes the entire agreement between the undersigned and Lessee with respect to the premises more particularly described therein. A true, correct and complete copy of the Ground Lease is attached hereto as Exhibit A.

     2. The annual rent payable under the Ground Lease is $30,000, payable in equal monthly installments of $2,500, and has been paid through ________ ___, 1998.

     3. The term of the Ground Lease commenced on January 1, 1956. The original term of the Ground Lease, by its terms, was automatically extended through December 31, 2007, subject to the right on the part of the lessee thereunder to renew the term of the Ground Lease thereafter in subsequent successive terms of ten (10) years each, but not to exceed a period of fifty-seven (57) years after the original term of the Ground Lease.

     4. The undersigned hereby acknowledges that the Lessee will be assigning to Purchaser, and Purchaser will be assuming from Lessee, in the recordable form of Assignment And Assumption Of Lessee's Interest In Ground Lease attached hereto as Exhibit B (the "Assignment"), any and all of its rights, obligations and liabilities under the Ground Lease from and after the date of the Assignment, and the undersigned hereby consents to such assignment and assumption and agrees that effective upon the effective the date of the Assignment (as evidenced by the recordation thereof in the Public Records of Sarasota County, Florida), the undersigned shall thereby, without any further action being necessary, release, remise, acquit, satisfy and forever discharge, and shall be deemed to have released, remised,

1605 MAIN STREET ASSOCIATES, a Florida joint venture
Tricony Florida Corporation
______________, 1998
Page 2

acquitted, satisfied and forever discharged, any actions, claims, liabilities, obligations and damages whatsoever which the undersigned ever had, now has or may have in the future against the Lessee arising out of the Ground Lease.

          The undersigned understands that Lessee and Purchaser will rely on the certifications and agreements set forth above and that all such certifications and agreements shall inure to the benefit of Lessee and Purchaser and their respective successors and assigns, and shall be binding upon the undersigned, its successors, heirs, legal representatives and assigns.

                              Sincerely,

                              [Ground Lessor]


                              By:  ________________________________
                              Name:  __________________________
                              Title:  __________________________
                              Date:  __________________________

                                   Exhibit A
                                   ---------

                                  GROUND LEASE

                             (attach Ground Lease)

                                   Exhibit B
                                   ---------

                                       |
                                       |
                                       |
This instrument prepared by and        |
after recording return to:             |
                                       |
                                       |
_______________________________        |
_______________________________        |
_______________________________        |
_______________________________        |           This Space for Recording
_______________________________        |           ------------------------
________________________________________________________________________________

                          ASSIGNMENT AND ASSUMPTION OF
                          ----------------------------
                       LESSEE'S INTEREST IN GROUND LEASE
                       ---------------------------------


     THIS ASSIGNMENT AND ASSUMPTION OF LESSEE'S INTEREST IN GROUND LEASE (this "Assignment") is entered into as of the ______________ day of __________, 1998, by and between 1605 MAIN STREET ASSOCIATES, a Florida joint venture ("Assignor"), having offices at Two North Riverside Plaza, Chicago, Illinois 60606, and __________________ ("Assignee"), with an office at 313 1/2 Worth
Avenue, Suite 1-B, Palm Beach, Florida  33480.

                                   RECITALS:
                                   --------

     WHEREAS, Assignor is the owner of the lessee's interest in and to a leasehold estate in certain real property located in the City of Sarasota, County of Sarasota, State of Florida, which parcel is more particularly described in attached EXHIBIT A (the "Leasehold Estate") pursuant to the provisions of that certain Lease Agreement, originally by and between Sam Fleischer, Esther L. Fleischer, Bate Braly, Janet R. Braly, Robert L. Garrison and Gertrude L. Garrison, collectively being the "Lessors" therein, and Sarasota Bank and Trust Company, as "Lessee" therein, dated August 15, 1955, and recorded in Official Records Book 317, at Page 319, of the Public Records of Sarasota County, Florida (the "Original Lease Agreement"), as amended by that certain Modification of Lease, originally by and between Sarasota Bank & Trust Company, as Executor of the Estate of Sam Fleischer, Esther L. Fleischer, Bate Braly, Janet R. Braly, Robert L. Garrison, and Gertrude L. Garrison, collectively being the "Lessors" therein, and Sarasota Bank & Trust Company, as "Lessee" therein, dated January 1, 1968, and recorded in Official Records Book 744, at Page 843, of the Public Records of Sarasota County, Florida (the Original Lease Agreement, as modified by such Modification to Lease, is hereinafter referred to as the "Ground Lease").

     WHEREAS, Assignor desires to assign to Assignee, and Assignee desires to assume from Assignor, the Leasehold Estate subject to the terms, conditions and provisions hereinafter set forth.

     NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10) and other good and valuable considerations in hand paid and delivered by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

          1. Assignment. Assignor hereby assigns to Assignee the entire right, title and interest of Assignor in and to the Leasehold Estate as applicable to the period from and after the date hereof.

     2. Assumption. Assignee hereby assumes all of the covenants, agreements and obligations of Assignor under or in connection with the Leasehold Estate as applicable to the period from and after the date hereof.

     3. Indemnification. Assignee hereby unconditionally, absolutely and irrevocably agrees to indemnify, defend and hold Assignor harmless of, from and against any and all costs, claims, obligations, damages, penalties, causes of action, losses, injuries, liabilities and expenses, including, without limitation, reasonable attorney's fees and expenses, arising out of, in connection with or accruing under the Leasehold Estate on or after the date hereof.

     4. Enforcement. If Assignor or Assignee must resort to a court of law or equity in order to enforce the provisions of this Assignment as against the other, the non-prevailing party shall pay the reasonable attorney's fees and expenses of the prevailing party.

     5. Third Parties. Except as set forth in Section 11 of this Assignment, no third party shall have the benefit of any of the provisions of this Assignment, nor is this Assignment made with the intent that any person or entity other than Assignor or Assignee rely hereon.

     6. Limited Liability. By accepting this Assignment, Assignee expressly understands and agrees that any recovery against Assignor that Assignee may be entitled to as a result of any claim, demand or cause of action that Assignee may have against Assignor with respect to this Assignment shall only be recoverable against Seller (a) in an amount not in excess of One Million Dollars ($1,000,000), and (b) if such claim, demand or cause of action is made on or before the one hundred eightieth (180th) day following the date of this Assignment.

     7. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

              [the remainder of this page is intentionally blank]

            [Signature page attached to Assignment and Assumption of
                       Lessee's Interest In Ground Lease]


     IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment the day and year first above written.

WITNESS:                      ASSIGNOR:

                              1605 MAIN STREET ASSOCIATES, a Florida joint venture

                              By: First Capital Institutional Real Estate, Ltd.-2, a Florida limited partnership

                                    By:  First Capital Financial Corporation, a
                                         Florida corporation, its sole general
                                         partner


__________________________               By:   ________________________________
Print Name:_______________               Name: ________________________________
                                         Its:  ________________________________


                              By: First Capital Institutional Real Estate, Ltd.-3, a Florida limited partnership

                                    By:  First Capital Financial Corporation, a
                                         Florida corporation, its sole general
                                         partner

__________________________               By:   ________________________________
Print Name:_______________               Name: ________________________________
                                         Its:  ________________________________


                              ASSIGNEE:

__________________________    _________________________________________________
Print Name:_______________
                              By:   ___________________________________________
__________________________    Name: ___________________________________________
Print Name:_______________    Its:  ___________________________________________

                                   EXHIBIT A
                                   ---------

                               LEGAL DESCRIPTION
                               -----------------